Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2012

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)

Consolidated Results
Consolidated Financial Highlights	2-3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights — Managed Basis	9
Investment Bank	10-13
Retail Financial Services	14-20
Card Services & Auto	21-23
Commercial Banking	24-25
Treasury & Securities Services	26-28
Asset Management	29-33
Corporate/Private Equity	34-35

Credit-Related Information	36-41

Market Risk-Related Information	42

Supplemental Detail
Capital and Other Selected Balance Sheet Items	43
Mortgage Repurchase Liability	44
Per Share-Related Information	45

Non-GAAP Financial Measures	46

Glossary of Terms	47-51

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q12 Change					2012 Change
	3Q12		2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012		2011	2011
SELECTED INCOME STATEMENT DATA
Reported Basis
Total net revenue	$25,146		$22,180	$26,052	$21,471	$23,763	13%	6%	$ 73,378		$ 75,763	(3)%
Total noninterest expense	15,371		14,966	18,345	14,540	15,534	3	(1)	48,682		48,371	1
Pre-provision profit	9,775		7,214	7,707	6,931	8,229	36	19	24,696		27,392	(10)
Provision for credit losses	1,789		214	726	2,184	2,411	NM	(26)	2,729		5,390	(49)
NET INCOME	5,708		4,960	4,924	3,728	4,262	15	34	15,592		15,248	2

Managed Basis (a)
Total net revenue	25,863		22,892	26,757	22,198	24,368	13	6	75,512		77,569	(3)
Total noninterest expense	15,371		14,966	18,345	14,540	15,534	3	(1)	48,682		48,371	1
Pre-provision profit	10,492		7,926	8,412	7,658	8,834	32	19	26,830		29,198	(8)
Provision for credit losses	1,789		214	726	2,184	2,411	NM	(26)	2,729		5,390	(49)
NET INCOME	5,708		4,960	4,924	3,728	4,262	15	34	15,592		15,248	2

PER COMMON SHARE DATA
Basic earnings	1.41		1.22	1.20	0.90	1.02	16	38	3.82		3.60	6
Diluted earnings	1.40		1.21	1.19	0.90	1.02	16	37	3.81		3.57	7

Cash dividends declared (b)	0.30		0.30	0.30	0.25	0.25	—	20	0.90		0.75	20
Book value	50.17		48.40	47.48	46.59	45.93	4	9	50.17		45.93	9

Closing share price (c)	40.48		35.73	45.98	33.25	30.12	13	34	40.48		30.12	34
Market capitalization	153,806		135,661	175,737	125,442	114,422	13	34	153,806		114,422	34

COMMON SHARES OUTSTANDING
Average: Basic	3,803.3		3,808.9	3,818.8	3,801.9	3,859.6	—	(1)	3,810.4		3,933.2	(3)
Diluted	3,813.9		3,820.5	3,833.4	3,811.7	3,872.2	—	(2)	3,822.6		3,956.5	(3)
Common shares at period-end	3,799.6		3,796.8	3,822.0	3,772.7	3,798.9	—	—	3,799.6		3,798.9	—

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	12%		11%	11%	8%	9%			11%		11%
Return on tangible common equity (“ROTCE”) (e)	16		15	15	11	13			15		16
Return on assets (“ROA”)	1.01		0.88	0.88	0.65	0.76			0.92		0.94
Return on risk-weighted assets (f)	1.74	(h)	1.52	1.57	1.21	1.40			1.61	(h)	1.70

CAPITAL RATIOS
Tier 1 capital ratio	11.9	(h)	11.3	11.9	12.3	12.1			11.9	(h)	12.1
Total capital ratio	14.7	(h)	14.0	14.9	15.4	15.3			14.7	(h)	15.3
Tier 1 common capital ratio (g)	10.4	(h)	9.9	9.8	10.1	9.9			10.4	(h)	9.9

(a)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)	On March 13, 2012, the Board of Directors increased the Firm’s quarterly stock dividend from $0.25 to $0.30 per share.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Ratios are based upon annualized amounts.

(e)	ROTCE is a non-GAAP financial ratio, and it measures the Firm’s earnings as a percentage of tangible common equity. For further discussion of this ratio, see page 46.

(f)	Return on Basel I risk-weighted assets is the annualized earnings of the Firm divided by its average risk-weighted assets.

(g)	Basel I Tier 1 common capital ratio (“Tier 1 common ratio”) is Tier 1 common capital (“Tier 1 common”) divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 46.

(h)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,321,284	$2,290,146	$2,320,164	$2,265,792	$2,289,240	1%	1%	$2,321,284	$2,289,240	1%
Wholesale loans	302,331	302,820	290,866	283,016	259,483	—	17	302,331	259,483	17
Consumer, excluding credit card loans	295,079	300,046	304,770	308,427	310,235	(2)	(5)	295,079	310,235	(5)
Credit card loans	124,537	124,705	125,331	132,277	127,135	—	(2)	124,537	127,135	(2)

Total Loans	721,947	727,571	720,967	723,720	696,853	(1)	4	721,947	696,853	4
Deposits	1,139,611	1,115,886	1,128,512	1,127,806	1,092,708	2	4	1,139,611	1,092,708	4
Common stockholders’ equity	190,635	183,772	181,469	175,773	174,487	4	9	190,635	174,487	9
Total stockholders’ equity	199,693	191,572	189,269	183,573	182,287	4	10	199,693	182,287	10

Deposits-to-loans ratio	158%	153%	157%	156%	157%			158%	157%

Headcount	259,547	262,882	261,453	260,157	256,663	(1)	1	259,547	256,663	1

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,572	$1,913	$1,682	$726	$1,636	(18)	(4)	$5,167	$6,063	(15)
Retail Financial Services	1,408	2,267	1,753	533	1,161	(38)	21	5,428	1,145	374
Card Services & Auto	954	1,030	1,183	1,051	849	(7)	12	3,167	3,493	(9)
Commercial Banking	690	673	591	643	571	3	21	1,954	1,724	13
Treasury & Securities Services	420	463	351	250	305	(9)	38	1,234	954	29
Asset Management	443	391	386	302	385	13	15	1,220	1,290	(5)
Corporate/Private Equity	221	(1,777)	(1,022)	223	(645)	NM	NM	(2,578)	579	NM

NET INCOME	$5,708	$4,960	$4,924	$3,728	$4,262	15	34	$15,592	$15,248	2

JPMORGAN CHASE & CO. CONSOLIDATED STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q12 Change					2012 Change
	3Q12		2Q12	1Q12	4Q11		3Q11		2Q12	3Q11	2012		2011	2011
REVENUE
Investment banking fees	$1,443		$1,257	$1,381	$1,133		$1,052		15%	37%	$4,081		$4,778	(15)%
Principal transactions	2,047		(427)	2,722	750		1,370		NM	49	4,342		9,255	(53)
Lending- and deposit-related fees	1,562		1,546	1,517	1,620		1,643		1	(5)	4,625		4,838	(4)
Asset management, administration and commissions	3,336		3,461	3,392	3,337		3,448		(4)	(3)	10,189		10,757	(5)
Securities gains	458		1,014	536	47		607		(55)	(25)	2,008		1,546	30
Mortgage fees and related income	2,377		2,265	2,010	725		1,380		5	72	6,652		1,996	233
Credit card income	1,428		1,412	1,316	1,359		1,666		1	(14)	4,156		4,799	(13)
Other income	1,519		506	1,512	369		780		200	95	3,537		2,236	58

Noninterest revenue	14,170		11,034	14,386	9,340		11,946		28	19	39,590		40,205	(2)
Interest income	13,629		14,099	14,701	15,054		15,160		(3)	(10)	42,429		46,239	(8)
Interest expense	2,653		2,953	3,035	2,923		3,343		(10)	(21)	8,641		10,681	(19)

Net interest income	10,976		11,146	11,666	12,131		11,817		(2)	(7)	33,788		35,558	(5)

TOTAL NET REVENUE	25,146		22,180	26,052	21,471		23,763		13	6	73,378		75,763	(3)
Provision for credit losses	1,789		214	726	2,184		2,411		NM	(26)	2,729		5,390	(49)
NONINTEREST EXPENSE
Compensation expense	7,503		7,427	8,613	6,297		6,908		1	9	23,543		22,740	4
Occupancy expense	973		1,080	961	1,047		935		(10)	4	3,014		2,848	6
Technology, communications and equipment expense	1,312		1,282	1,271	1,282		1,248		2	5	3,865		3,665	5
Professional and outside services	1,759		1,857	1,795	2,021		1,860		(5)	(5)	5,411		5,461	(1)
Marketing	607		642	680	814		926		(5)	(34)	1,929		2,329	(17)
Other expense (a)	3,035		2,487	4,832	2,872		3,445		22	(12)	10,354		10,687	(3)
Amortization of intangibles	182		191	193	207		212		(5)	(14)	566		641	(12)

TOTAL NONINTEREST EXPENSE	15,371		14,966	18,345	14,540		15,534		3	(1)	48,682		48,371	1

Income before income tax expense	7,986		7,000	6,981	4,747		5,818		14	37	21,967		22,002	—
Income tax expense	2,278		2,040	2,057	1,019		1,556		12	46	6,375		6,754	(6)

NET INCOME	$5,708		$4,960	$4,924	$3,728		$4,262		15	34	$15,592		$15,248	2

PER COMMON SHARE DATA
Basic earnings	$1.41		$1.22	$1.20	$0.90		$1.02		16	38	$3.82		$3.60	6
Diluted earnings	1.40		1.21	1.19	0.90		1.02		16	37	3.81		3.57	7

FINANCIAL RATIOS
Return on common equity (b)	12%		11%	11%	8%		9%				11%		11%
Return on tangible common equity (b)(c)	16		15	15	11		13				15		16
Return on assets (b)	1.01		0.88	0.88	0.65		0.76				0.92		0.94
Return on risk-weighted assets (c)	1.74	(d)	1.52	1.57	1.21		1.40				1.61	(d)	1.70
Effective income tax rate	29		29	29	21	(e)	27	(e)			29		31
Overhead ratio	61		67	70	68		65				66		64

(a)	Included litigation expense of $0.8 billion, $0.3 billion, $2.7 billion, $0.6 billion and $1.3 billion for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $3.8 billion and $4.3 billion for the nine months ended September 30, 2012 and 2011, respectively.

(b)	Ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE and return on Basel I risk-weighted assets, see pages 2 and 46.

(d)	Estimated.

(e)	Reflects lower reported pretax income and changes in the proportion of income subject to U.S. federal and state and local taxes, as well as tax benefits associated with state and local income taxes.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Sep 30, 2012 Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2012	2012	2012	2011	2011	2012	2011
ASSETS
Cash and due from banks	$53,343	$44,866	$55,383	$59,602	$56,766	19%	(6)%
Deposits with banks	104,344	130,383	115,028	85,279	128,877	(20)	(19)
Federal funds sold and securities purchased under resale agreements	281,991	255,188	240,484	235,314	248,042	11	14
Securities borrowed	133,526	138,209	135,650	142,462	131,561	(3)	1
Trading assets:
Debt and equity instruments	367,090	331,781	370,623	351,486	352,678	11	4
Derivative receivables	79,963	85,543	85,010	92,477	108,853	(7)	(27)
Securities	365,901	354,595	381,742	364,793	339,349	3	8
Loans	721,947	727,571	720,967	723,720	696,853	(1)	4
Less: Allowance for loan losses	22,824	23,791	25,871	27,609	28,350	(4)	(19)

Loans, net of allowance for loan losses	699,123	703,780	695,096	696,111	668,503	(1)	5
Accrued interest and accounts receivable	62,989	67,939	64,833	61,478	72,080	(7)	(13)
Premises and equipment	14,271	14,206	14,213	14,041	13,812	—	3
Goodwill	48,178	48,131	48,208	48,188	48,180	—	—
Mortgage servicing rights	7,080	7,118	8,039	7,223	7,833	(1)	(10)
Other intangible assets	2,641	2,813	3,029	3,207	3,396	(6)	(22)
Other assets	100,844	105,594	102,826	104,131	109,310	(4)	(8)

TOTAL ASSETS	$2,321,284	$2,290,146	$2,320,164	$2,265,792	$2,289,240	1	1

LIABILITIES
Deposits	$1,139,611	$1,115,886	$1,128,512	$1,127,806	$1,092,708	2	4
Federal funds purchased and securities loaned or sold under repurchase agreements	257,218	261,657	250,483	213,532	238,585	(2)	8
Commercial paper	55,474	50,563	50,577	51,631	51,073	10	9
Other borrowed funds	22,255	21,689	27,298	21,908	29,318	3	(24)
Trading liabilities:
Debt and equity instruments	71,471	70,812	71,529	66,718	76,592	1	(7)
Derivative payables	73,462	76,249	74,767	74,977	79,249	(4)	(7)
Accounts payable and other liabilities	203,042	207,126	204,148	202,895	199,769	(2)	2
Beneficial interests issued by consolidated VIEs	57,918	55,053	67,750	65,977	65,971	5	(12)
Long-term debt	241,140	239,539	255,831	256,775	273,688	1	(12)

TOTAL LIABILITIES	2,121,591	2,098,574	2,130,895	2,082,219	2,106,953	1	1

STOCKHOLDERS’ EQUITY
Preferred stock	9,058	7,800	7,800	7,800	7,800	16	16
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	94,431	94,201	94,070	95,602	95,078	—	(1)
Retained earnings	99,888	95,518	91,888	88,315	85,726	5	17
Accumulated other comprehensive income	4,426	2,272	2,645	944	1,964	95	125
Shares held in RSU Trust, at cost	(38)	(38)	(38)	(38)	(53)	—	28
Treasury stock, at cost	(12,177)	(12,286)	(11,201)	(13,155)	(12,333)	1	1

TOTAL STOCKHOLDERS’ EQUITY	199,693	191,572	189,269	183,573	182,287	4	10

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,321,284	$2,290,146	$2,320,164	$2,265,792	$2,289,240	1	1

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
AVERAGE BALANCES
ASSETS
Deposits with banks	$126,605	$111,441	$110,817	$89,145	$116,062	14%	9%	$116,325	$76,628	52%
Federal funds sold and securities purchased under resale agreements	233,576	242,184	230,444	230,494	211,884	(4)	10	235,393	205,501	15
Securities borrowed	134,980	129,390	133,080	143,745	131,615	4	3	132,493	123,732	7
Trading assets — debt instruments	228,120	235,990	228,397	241,645	257,950	(3)	(12)	230,826	272,791	(15)
Securities	351,733	366,130	369,273	358,698	331,330	(4)	6	362,341	330,884	10
Loans	723,077	725,252	715,553	706,856	692,794	—	4	721,301	689,030	5
Other assets (a)	31,689	33,240	33,949	37,343	42,760	(5)	(26)	32,954	47,095	(30)

Total interest-earning assets	1,829,780	1,843,627	1,821,513	1,807,926	1,784,395	(1)	3	1,831,633	1,745,661	5
Trading assets — equity instruments	103,279	110,718	126,938	116,720	119,890	(7)	(14)	113,607	133,070	(15)
Trading assets — derivative receivables	85,303	89,345	90,446	94,925	96,612	(5)	(12)	88,353	88,344	—
All other noninterest-earning assets	233,395	222,606	219,979	243,578	229,650	5	2	225,357	209,234	8

TOTAL ASSETS	$2,251,757	$2,266,296	$2,258,876	$2,263,149	$2,230,547	(1)	1	$2,258,950	$2,176,309	4

LIABILITIES
Interest-bearing deposits	$742,570	$744,103	$759,084	$759,422	$740,901	—	—	$748,564	$725,009	3
Federal funds purchased and securities loaned or sold under repurchase agreements	251,071	249,186	233,415	230,355	235,438	1	7	244,582	265,020	(8)
Commercial paper	52,523	48,791	48,359	44,930	47,027	8	12	49,901	41,886	19
Trading liabilities — debt, short-term borrowings and other liabilities (b)	189,981	203,348	199,588	204,161	215,064	(7)	(12)	197,609	207,330	(5)
Beneficial interests issued by consolidated VIEs	56,609	60,046	65,360	65,322	66,545	(6)	(15)	60,657	69,602	(13)
Long-term debt	231,723	250,494	255,246	269,542	279,235	(7)	(17)	245,770	274,145	(10)

Total interest-bearing liabilities	1,524,477	1,555,968	1,561,052	1,573,732	1,584,210	(2)	(4)	1,547,083	1,582,992	(2)
Noninterest-bearing deposits	355,478	349,143	339,398	337,618	297,610	2	19	348,033	258,319	35
Trading liabilities — equity instruments	16,244	12,096	14,060	8,188	1,948	34	NM	14,141	4,348	225
Trading liabilities — derivative payables	77,851	78,704	76,069	72,965	75,828	(1)	3	77,543	71,058	9
All other noninterest-bearing liabilities	82,839	81,564	82,786	87,804	88,697	2	(7)	82,398	79,125	4

TOTAL LIABILITIES	2,056,889	2,077,475	2,073,365	2,080,307	2,048,293	(1)	—	2,069,198	1,995,842	4

Preferred stock	8,278	7,800	7,800	7,800	7,800	6	6	7,961	7,800	2
Common stockholders’ equity	186,590	181,021	177,711	175,042	174,454	3	7	181,791	172,667	5

TOTAL STOCKHOLDERS’ EQUITY	194,868	188,821	185,511	182,842	182,254	3	7	189,752	180,467	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,251,757	$2,266,296	$2,258,876	$2,263,149	$2,230,547	(1)	1	$2,258,950	$2,176,309	4

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.41%	0.49%	0.55%	0.75%	0.63%			0.48%	0.75%
Federal funds sold and securities purchased under resale agreements	0.97	1.07	1.14	1.19	1.28			1.06	1.19
Securities borrowed (d)	(0.05)	(0.04)	0.11	0.04	0.05			0.01	0.10
Trading assets — debt instruments	3.81	3.96	4.30	4.22	4.32			4.02	4.28
Securities	2.11	2.42	2.60	2.57	2.66			2.38	2.88
Loans	4.98	4.96	5.14	5.22	5.28			5.02	5.42
Other assets (a)	0.55	0.74	0.83	1.51	1.47			0.71	1.32
Total interest-earning assets	3.01	3.12	3.28	3.34	3.40			3.14	3.57

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.34	0.40	0.38	0.43	0.53			0.37	0.56
Federal funds purchased and securities loaned or sold under repurchase agreements	0.22	0.26	0.15	0.18	0.18			0.21	0.22
Commercial paper	0.19	0.18	0.15	0.13	0.16			0.17	0.19
Trading liabilities — debt, short-term borrowings and other liabilities (b)(d)	0.50	0.66	0.61	0.67	1.05			0.59	1.24
Beneficial interests issued by consolidated VIEs	1.09	1.10	1.12	1.06	1.05			1.11	1.14
Long-term debt	2.51	2.47	2.71	2.15	2.10			2.57	2.27
Total interest-bearing liabilities	0.69	0.76	0.78	0.74	0.84			0.75	0.90

INTEREST RATE SPREAD	2.32%	2.36%	2.50%	2.60%	2.56%			2.39%	2.67%
NET YIELD ON INTEREST-EARNING ASSETS	2.43%	2.47%	2.61%	2.70%	2.66%			2.51%	2.75%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)	Negative yield on Securities borrowed was the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this matched book activity is reflected as lower net interest expense reported within Trading liabilities — debt, short-term borrowings and other liabilities.

JPMORGAN CHASE & CO. CORE NET INTEREST INCOME (in millions, except ratios)

In addition to reviewing JPMorgan Chase’s net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset/liability management) and deposit-raising activities, excluding the impact of IB’s market-based activities. The core data presented below are non-GAAP financial measures due to the exclusion of IB’s market-based net interest income and the related assets. For a further discussion of these measures, see Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures on pages 76-78 of JPMorgan Chase’s 2011 Annual Report.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
CORE NET INTEREST INCOME DATA (a)
Net interest income — managed basis (b)(c)	$11,176	$11,341	$11,837	$12,288	$11,950	(1)%	(6)%	$34,354	$35,931	(4)%
Impact of market-based net interest income	1,386	1,345	1,569	1,800	1,866	3	(26)	4,300	5,529	(22)

Core net interest income (b)	$9,790	$9,996	$10,268	$10,488	$10,084	(2)	(3)	$30,054	$30,402	(1)

Average interest-earning assets	$1,829,780	$1,843,627	$1,821,513	$1,807,926	$1,784,395	(1)	3	$1,831,633	$1,745,661	5
Impact of market-based earning assets	497,469	505,282	490,750	502,312	512,215	(2)	(3)	497,832	525,500	(5)

Core average interest-earning assets	$1,332,311	$1,338,345	$1,330,763	$1,305,614	$1,272,180	—	5	$1,333,801	$1,220,161	9

Net interest yield on interest - earning assets - managed basis	2.43%	2.47%	2.61%	2.70%	2.66%			2.51%	2.75%
Net interest yield on market-based activity	1.11	1.07	1.29	1.42	1.45			1.15	1.41
Core net interest yield on interest-earning assets	2.92	3.00	3.10	3.19	3.14			3.01	3.33

(a)	Includes core lending, investing and deposit-raising activities on a managed basis, across Retail Financial Services, Card Services & Auto, Commercial Banking, Treasury & Securities Services, Asset Management, and Corporate/Private Equity, as well as the Investment Bank’s credit portfolio loans.
(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions, except ratios)

The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 46.

The following summary table provides a reconciliation from the Firm’s reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
OTHER INCOME
Other income — reported	$1,519	$506	$1,512	$369	$780	200%	95%	$3,537	$2,236	58%
Fully taxable-equivalent (“FTE”) adjustments (a)	517	517	534	570	472	—	10	1,568	1,433	9

Other income — managed	$2,036	$1,023	$2,046	$939	$1,252	99	63	$5,105	$3,669	39

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$14,170	$11,034	$14,386	$9,340	$11,946	28	19	$39,590	$40,205	(2)
Fully taxable-equivalent adjustments (a)	517	517	534	570	472	—	10	1,568	1,433	9

Total noninterest revenue — managed	$14,687	$11,551	$14,920	$9,910	$12,418	27	18	$41,158	$41,638	(1)

NET INTEREST INCOME
Net interest income — reported	$10,976	$11,146	$11,666	$12,131	$11,817	(2)	(7)	$33,788	$35,558	(5)
Fully taxable-equivalent adjustments (a)	200	195	171	157	133	3	50	566	373	52

Net interest income — managed	$11,176	$11,341	$11,837	$12,288	$11,950	(1)	(6)	$34,354	$35,931	(4)

TOTAL NET REVENUE
Total net revenue — reported	$25,146	$22,180	$26,052	$21,471	$23,763	13	6	$73,378	$75,763	(3)
Fully taxable-equivalent adjustments (a)	717	712	705	727	605	1	19	2,134	1,806	18

Total net revenue — managed	$25,863	$22,892	$26,757	$22,198	$24,368	13	6	$75,512	$77,569	(3)

PRE-PROVISION PROFIT
Pre-provision profit — reported	$9,775	$7,214	$7,707	$6,931	$8,229	36	19	$24,696	$27,392	(10)
Fully taxable-equivalent adjustments (a)	717	712	705	727	605	1	19	2,134	1,806	18

Pre-provision profit — managed	$10,492	$7,926	$8,412	$7,658	$8,834	32	19	$26,830	$29,198	(8)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense — reported	$7,986	$7,000	$6,981	$4,747	$5,818	14	37	$21,967	$22,002	—
Fully taxable-equivalent adjustments (a)	717	712	705	727	605	1	19	2,134	1,806	18

Income before income tax expense — managed	$8,703	$7,712	$7,686	$5,474	$6,423	13	35	$24,101	$23,808	1

INCOME TAX EXPENSE
Income tax expense — reported	$2,278	$2,040	$2,057	$1,019	$1,556	12	46	$6,375	$6,754	(6)
Fully taxable-equivalent adjustments (a)	717	712	705	727	605	1	19	2,134	1,806	18

Income tax expense — managed	$2,995	$2,752	$2,762	$1,746	$2,161	9	39	$8,509	$8,560	(1)

OVERHEAD RATIO
Overhead ratio — reported	61%	67%	70%	68%	65%			66%	64%
Overhead ratio — managed	59	65	69	66	64			64	62

(a)	Predominantly recognized in Investment Bank and Commercial Banking business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$6,277	$6,766	$7,321	$4,358	$6,369	(7)%	(1)%	$20,364	$21,916	(7)%
Retail Financial Services	8,013	7,935	7,649	6,395	7,535	1	6	23,597	20,143	17
Card Services & Auto	4,723	4,525	4,714	4,814	4,775	4	(1)	13,962	14,327	(3)
Commercial Banking	1,732	1,691	1,657	1,687	1,588	2	9	5,080	4,731	7
Treasury & Securities Services	2,029	2,152	2,014	2,022	1,908	(6)	6	6,195	5,680	9
Asset Management	2,459	2,364	2,370	2,284	2,316	4	6	7,193	7,259	(1)
Corporate/Private Equity (a)	630	(2,541)	1,032	638	(123)	NM	NM	(879)	3,513	NM

TOTAL NET REVENUE	$25,863	$22,892	$26,757	$22,198	$24,368	13	6	$75,512	$77,569	(3)

TOTAL NONINTEREST EXPENSE
Investment Bank	$3,907	$3,802	$4,738	$2,969	$3,799	3	3	$12,447	$13,147	(5)
Retail Financial Services	5,039	4,726	5,009	4,722	4,565	7	10	14,774	14,736	—
Card Services & Auto	1,920	2,096	2,029	2,025	2,115	(8)	(9)	6,045	6,020	—
Commercial Banking	601	591	598	579	573	2	5	1,790	1,699	5
Treasury & Securities Services	1,443	1,491	1,473	1,563	1,470	(3)	(2)	4,407	4,300	2
Asset Management	1,731	1,701	1,729	1,752	1,796	2	(4)	5,161	5,250	(2)
Corporate/Private Equity	730	559	2,769	930	1,216	31	(40)	4,058	3,219	26

TOTAL NONINTEREST EXPENSE	$15,371	$14,966	$18,345	$14,540	$15,534	3	(1)	$48,682	$48,371	1

PRE-PROVISION PROFIT/(LOSS)
Investment Bank (a)	$2,370	$2,964	$2,583	$1,389	$2,570	(20)	(8)	$7,917	$8,769	(10)
Retail Financial Services	2,974	3,209	2,640	1,673	2,970	(7)	—	8,823	5,407	63
Card Services & Auto	2,803	2,429	2,685	2,789	2,660	15	5	7,917	8,307	(5)
Commercial Banking	1,131	1,100	1,059	1,108	1,015	3	11	3,290	3,032	9
Treasury & Securities Services	586	661	541	459	438	(11)	34	1,788	1,380	30
Asset Management	728	663	641	532	520	10	40	2,032	2,009	1
Corporate/Private Equity (a)	(100)	(3,100)	(1,737)	(292)	(1,339)	97	93	(4,937)	294	NM

PRE-PROVISION PROFIT	$10,492	$7,926	$8,412	$7,658	$8,834	32	19	$26,830	$29,198	(8)

PROVISION FOR CREDIT LOSSES
Investment Bank	$(48)	$21	$(5)	$272	$54	NM	NM	$(32)	$(558)	94
Retail Financial Services	631	(555)	(96)	779	1,027	NM	(39)	(20)	3,220	NM
Card Services & Auto	1,231	734	738	1,060	1,264	68	(3)	2,703	2,561	6
Commercial Banking	(16)	(17)	77	40	67	6	NM	44	168	(74)
Treasury & Securities Services	(12)	8	2	19	(20)	NM	40	(2)	(18)	89
Asset Management	14	34	19	24	26	(59)	(46)	67	43	56
Corporate/Private Equity	(11)	(11)	(9)	(10)	(7)	—	(57)	(31)	(26)	(19)

PROVISION FOR CREDIT LOSSES	$1,789	$214	$726	$2,184	$2,411	NM	(26)	$2,729	$5,390	(49)

NET INCOME/(LOSS)
Investment Bank	$1,572	$1,913	$1,682	$726	$1,636	(18)	(4)	$5,167	$6,063	(15)
Retail Financial Services	1,408	2,267	1,753	533	1,161	(38)	21	5,428	1,145	374
Card Services & Auto	954	1,030	1,183	1,051	849	(7)	12	3,167	3,493	(9)
Commercial Banking	690	673	591	643	571	3	21	1,954	1,724	13
Treasury & Securities Services	420	463	351	250	305	(9)	38	1,234	954	29
Asset Management	443	391	386	302	385	13	15	1,220	1,290	(5)
Corporate/Private Equity	221	(1,777)	(1,022)	223	(645)	NM	NM	(2,578)	579	NM

TOTAL NET INCOME	$5,708	$4,960	$4,924	$3,728	$4,262	15	34	$15,592	$15,248	2

(a)	Corporate/Private Equity includes an adjustment to offset Investment Bank’s (“IB”) inclusion of a credit allocation income/(expense) to Treasury & Securities Services (“TSS”) in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Investment banking fees	$1,429	$1,245	$1,375	$1,119	$1,039	15%	38%	$4,049	$4,740	(15)%
Principal transactions (a)	2,260	3,063	3,210	364	2,253	(26)	—	8,533	7,960	7
Asset management, administration and commissions	474	499	565	477	563	(5)	(16)	1,538	1,730	(11)
All other income (b)	307	235	268	309	438	31	(30)	810	1,272	(36)

Noninterest revenue	4,470	5,042	5,418	2,269	4,293	(11)	4	14,930	15,702	(5)
Net interest income	1,807	1,724	1,903	2,089	2,076	5	(13)	5,434	6,214	(13)

TOTAL NET REVENUE (c)	6,277	6,766	7,321	4,358	6,369	(7)	(1)	20,364	21,916	(7)

Provision for credit losses	(48)	21	(5)	272	54	NM	NM	(32)	(558)	94

NONINTEREST EXPENSE
Compensation expense	2,069	2,011	2,901	1,172	1,850	3	12	6,981	7,708	(9)
Noncompensation expense	1,838	1,791	1,837	1,797	1,949	3	(6)	5,466	5,439	—

TOTAL NONINTEREST EXPENSE	3,907	3,802	4,738	2,969	3,799	3	3	12,447	13,147	(5)

Income before income tax expense	2,418	2,943	2,588	1,117	2,516	(18)	(4)	7,949	9,327	(15)
Income tax expense	846	1,030	906	391	880	(18)	(4)	2,782	3,264	(15)

NET INCOME	$1,572	$1,913	$1,682	$726	$1,636	(18)	(4)	$5,167	$6,063	(15)

FINANCIAL RATIOS
ROE (d)	16%	19%	17%	7%	16%			17%	20%
ROA	0.80	0.97	0.86	0.36	0.81			0.88	0.99
Overhead ratio	62	56	65	68	60			61	60
Compensation expense as a percent of total net revenue (e)	33	30	40	27	29			34	35

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$389	$356	$281	$397	$365	9	7	$1,026	$1,395	(26)
Equity underwriting	235	250	276	169	178	(6)	32	761	1,012	(25)
Debt underwriting	805	639	818	553	496	26	62	2,262	2,333	(3)

Total investment banking fees	1,429	1,245	1,375	1,119	1,039	15	38	4,049	4,740	(15)
Fixed income markets (f)	3,685	3,734	4,664	2,491	3,328	(1)	11	12,083	12,846	(6)
Equity markets (g)	1,073	1,243	1,294	779	1,424	(14)	(25)	3,610	4,053	(11)
Credit portfolio (b)(h)	90	544	(12)	(31)	578	(83)	(84)	622	277	125

Total net revenue	$6,277	$6,766	$7,321	$4,358	$6,369	(7)	(1)	$20,364	$21,916	(7)

(a)	Principal transactions included debit valuation adjustments (“DVA”) related to derivatives and structured liabilities measured at fair value. DVA gains/(losses) were ($211) million, $755 million, ($907) million, ($567) million and $1.9 billion for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and ($363) million and $2.0 billion for the nine months ended September 30, 2012 and 2011, respectively.

(b)	All other income includes lending- and deposit-related fees. In addition, IB manages traditional credit exposures related to Global Corporate Bank (“GCB”) on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. IB recognizes this sharing agreement also within all other income.

(c)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $492 million, $494 million, $509 million, $510 million and $440 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $1.5 billion and $1.4 billion for the nine months ended September 30, 2012 and 2011, respectively.

(d)	Return on equity excluding DVA, a non-GAAP financial measure, was 17%, 15%, 23%, 11% and 5% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and 18% and 16% for the nine months ended September 30, 2012 and 2011, respectively. Management uses this measure to assess the underlying performance of the business and for comparability with peers.

(e)	Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 32%, 33%, 35%, 24% and 41% for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and 34% and 39% for the nine months ended September 30, 2012 and 2011, respectively. Management uses this measure to assess the underlying performance of the business and for comparability with peers.

(f)	Fixed income markets primarily includes revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets. Included DVA gains/(losses) of ($41) million, $241 million, ($352) million, ($135) million and $529 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and ($152) million and $688 million for the nine months ended September 30, 2012 and 2011, respectively. On July 2, 2012, the Chief Investment Office (“CIO”) transferred its synthetic credit portfolio, other than a portion aggregating to approximately $12 billion of notional, to the IB; and in the third quarter of 2012, IB’s portion experienced a modest loss.

(g)	Equity markets primarily includes revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services. Included DVA gains/(losses) of $29 million, $200 million, ($130) million, ($27) million and $377 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $99 million and $383 million for the nine months ended September 30, 2012 and 2011, respectively.

(h)	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities. Included DVA gains/(losses) of ($199) million, $314 million, ($425) million, ($405) million and $979 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and ($310) million and $933 million for the nine months ended September 30, 2012 and 2011, respectively.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$838,753	$829,655	$812,959	$776,430	$824,733	1%	2%	$838,753	$824,733	2%
Loans:
Loans retained (a)	67,383	72,159	67,213	68,208	58,163	(7)	16	67,383	58,163	16
Loans held-for-sale and loans at fair value	3,803	2,278	5,451	2,915	2,311	67	65	3,803	2,311	65

Total loans	71,186	74,437	72,664	71,123	60,474	(4)	18	71,186	60,474	18
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$778,475	$792,628	$789,569	$790,644	$803,667	(2)	(3)	$786,860	$820,239	(4)
Trading assets — debt and equity instruments	295,546	304,203	313,267	313,005	329,984	(3)	(10)	304,307	357,735	(15)
Trading assets — derivative receivables	74,818	74,965	76,225	76,786	79,044	—	(5)	75,334	71,993	5
Loans:
Loans retained (a)	70,569	70,837	66,710	62,698	57,265	—	23	69,377	55,089	26
Loans held-for-sale and loans at fair value	2,712	3,158	2,767	2,082	2,431	(14)	12	2,878	3,468	(17)

Total loans	73,281	73,995	69,477	64,780	59,696	(1)	23	72,255	58,557	23
Adjusted assets (b)	553,187	560,356	559,566	564,158	597,513	(1)	(7)	557,687	612,292	(9)
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

Headcount	25,884	26,553	25,707	25,999	26,615	(3)	(3)	25,884	26,615	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(16)	$(10)	$(35)	$199	$(168)	(60)	90	$(61)	$(38)	(61)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	581	657	695	1,035	1,274	(12)	(54)	581	1,274	(54)
Nonaccrual loans held-for-sale and loans at fair value	213	158	182	166	150	35	42	213	150	42

Total nonaccrual loans	794	815	877	1,201	1,424	(3)	(44)	794	1,424	(44)

Derivative receivables (d)	282	451	317	293	281	(37)	—	282	281	—
Assets acquired in loan satisfactions	77	68	79	79	77	13	—	77	77	—

Total nonperforming assets	1,153	1,334	1,273	1,573	1,782	(14)	(35)	1,153	1,782	(35)
Allowance for credit losses:
Allowance for loan losses	1,385	1,419	1,386	1,436	1,337	(2)	4	1,385	1,337	4
Allowance for lending-related commitments	535	533	530	418	444	—	20	535	444	20

Total allowance for credit losses	1,920	1,952	1,916	1,854	1,781	(2)	8	1,920	1,781	8

Net charge-off/(recovery) rate (a)	(0.09)%	(0.06)%	(0.21)%	1.26%	(1.16)%			(0.12)%	(0.09)%
Allow. for loan losses to period-end loans retained (a)	2.06	1.97	2.06	2.11	2.30			2.06	2.30
Allow. for loan losses to nonaccrual loans retained (a)(c)	238	216	199	139	105			238	105
Nonaccrual loans to total period-end loans	1.12	1.09	1.21	1.69	2.35			1.12	2.35

(a)	Loans retained includes credit portfolio loans, leveraged leases and other held-for-investment loans.

(b)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. For further discussion of adjusted assets, see page 46.

(c)	Allowance for loan losses of $177 million, $201 million, $225 million, $263 million and $320 million was held against these nonaccrual loans at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(d)	Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; beginning in the first quarter of 2012, reported amounts included both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q12 Change				2012 Change
	3Q12		2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
MARKET RISK—95% CONFIDENCE LEVEL AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading activities:
Fixed income	$118	(i)	$66	$60	$56	$48	79%	146%	$81	$47	72%
Foreign exchange	10		10	11	12	10	—	—	10	10	—
Equities	19		20	17	19	19	(5)	—	19	24	(21)
Commodities and other	13		13	21	20	15	—	(13)	16	15	7
Diversification benefit to trading VaR (a)	(48)		(44)	(46)	(50)	(39)	(9)	(23)	(46)	(38)	(21)

Total trading VaR (b)	112		65	63	57	53	72	111	80	58	38

Credit portfolio VaR (c)	22		25	32	39	38	(12)	(42)	26	30	(13)
Diversification benefit to trading and credit portfolio VaR (a)	(12)		(15)	(14)	(21)	(21)	20	43	(13)	(11)	(18)

Total trading and credit portfolio VaR	$122	(i)	$75	$81	$75	$70	63	74	$93	$77	21

	NINE MONTHS ENDED SEPTEMBER 30, 2012		FULL YEAR 2011
	Market Share	Rankings	Market Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global investment banking fees (e)	7.7%	#1	8.1%	#1
Debt, equity and equity-related
Global	7.2	1	6.7	1
U.S.	11.2	1	11.1	1
Syndicated loans
Global	9.8	1	10.8	1
U.S.	18.0	1	21.2	1
Long-term debt (f)
Global	7.1	1	6.7	1
U.S.	11.3	1	11.2	1
Equity and equity-related
Global (g)	7.8	4	6.8	3
U.S.	10.5	4	12.5	1
Announced M&A (h)
Global	19.8	2	18.3	2
U.S.	21.0	2	26.7	2

(a)	Average portfolio VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated.

(b)	Trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in IB, including the credit spread sensitivities of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the DVA on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and the fair value of hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint.

(e)	Global investment banking fees rankings exclude money market, short-term debt and shelf deals.

(f)	Long-term debt rankings include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Global equity and equity-related ranking includes rights offerings and Chinese A-Shares.

(h)	Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

(i)	On July 2, 2012, CIO transferred its synthetic credit portfolio, other than a portion aggregating to approximately $12 billion of notional, to the IB. During the third quarter of 2012, the Firm applied a new VaR model to calculate VaR for the synthetic credit portfolio. The Firm believes this new model, which was applied to both the portion of the synthetic credit portfolio held by the IB, as well as the portion that was retained by CIO, more appropriately captures the risk of the portfolio. This new VaR model resulted in a reduction to the average fixed income and average total trading and credit portfolio VaR of $26 million and $28 million, respectively, for the three months ended September 30, 2012.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INTERNATIONAL METRICS
Total net revenue: (a)
Europe/Middle East/Africa	$1,766	$2,106	$2,400	$1,353	$1,995	(16)%	(11)%	$6,272	$7,065	(11)%
Asia/Pacific	675	662	758	502	948	2	(29)	2,095	2,832	(26)
Latin America/Caribbean	313	304	339	240	175	3	79	956	839	14
North America	3,523	3,694	3,824	2,263	3,251	(5)	8	11,041	11,180	(1)

Total net revenue	$6,277	$6,766	$7,321	$4,358	$6,369	(7)	(1)	$20,364	$21,916	(7)

Loans (period-end): (b)
Europe/Middle East/Africa	$16,656	$18,804	$16,358	$15,905	$15,361	(11)	8	$16,656	$15,361	8
Asia/Pacific	8,451	8,268	7,969	7,889	6,892	2	23	8,451	6,892	23
Latin America/Caribbean	3,970	4,195	3,764	3,148	3,222	(5)	23	3,970	3,222	23
North America	38,306	40,892	39,122	41,266	32,688	(6)	17	38,306	32,688	17

Total loans	$67,383	$72,159	$67,213	$68,208	$58,163	(7)	16	$67,383	$58,163	16

(a)	Regional revenue is based primarily on the domicile of the client and/or location of the trading desk.

(b)	Includes retained loans based on the domicile of the client.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$791	$777	$748	$808	$833	2%	(5)%	$2,316	$2,382	(3)%
Asset management, administration and commissions	501	522	527	494	513	(4)	(2)	1,550	1,497	4
Mortgage fees and related income	2,376	2,265	2,008	723	1,380	5	72	6,649	1,991	234
Credit card income	344	344	315	305	611	—	(44)	1,003	1,720	(42)
Other income	129	126	126	107	136	2	(5)	381	378	1

Noninterest revenue	4,141	4,034	3,724	2,437	3,473	3	19	11,899	7,968	49
Net interest income	3,872	3,901	3,925	3,958	4,062	(1)	(5)	11,698	12,175	(4)

TOTAL NET REVENUE	8,013	7,935	7,649	6,395	7,535	1	6	23,597	20,143	17
Provision for credit losses	631	(555)	(96)	779	1,027	NM	(39)	(20)	3,220	NM

NONINTEREST EXPENSE
Compensation expense	2,324	2,298	2,305	2,130	2,101	1	11	6,927	5,914	17
Noncompensation expense	2,664	2,378	2,653	2,534	2,404	12	11	7,695	8,642	(11)
Amortization of intangibles	51	50	51	58	60	2	(15)	152	180	(16)

TOTAL NONINTEREST EXPENSE	5,039	4,726	5,009	4,722	4,565	7	10	14,774	14,736	—

Income before income tax expense	2,343	3,764	2,736	894	1,943	(38)	21	8,843	2,187	304
Income tax expense	935	1,497	983	361	782	(38)	20	3,415	1,042	228

NET INCOME	$1,408	$2,267	$1,753	$533	$1,161	(38)	21	$5,428	$1,145	374

FINANCIAL RATIOS
ROE	21%	34%	27%	8%	18%			27%	6%
Overhead ratio	63	60	65	74	61			63	73
Overhead ratio excluding core deposit intangibles (a)	62	59	65	73	60			62	72

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$259,238	$264,320	$269,442	$274,795	$276,799	(2)	(6)	$259,238	$276,799	(6)
Loans:
Loans retained	217,212	222,773	227,491	232,555	235,572	(2)	(8)	217,212	235,572	(8)
Loans held-for-sale and loans at fair value (b)	15,250	14,254	12,496	12,694	13,153	7	16	15,250	13,153	16

Total loans	232,462	237,027	239,987	245,249	248,725	(2)	(7)	232,462	248,725	(7)
Deposits	420,075	413,571	413,901	395,797	388,735	2	8	420,075	388,735	8
Equity	26,500	26,500	26,500	25,000	25,000	—	6	26,500	25,000	6

SELECTED BALANCE SHEET DATA (average)
Total assets	264,007	268,507	271,973	278,497	283,443	(2)	(7)	268,147	289,486	(7)
Loans:
Loans retained	220,106	225,144	230,170	233,958	238,273	(2)	(8)	225,122	244,204	(8)
Loans held-for-sale and loans at fair value (b)	17,879	17,694	15,621	16,680	16,608	1	8	17,068	16,243	5

Total loans	237,985	242,838	245,791	250,638	254,881	(2)	(7)	242,190	260,447	(7)
Deposits	414,608	409,256	399,561	389,519	382,202	1	8	407,833	377,678	8
Equity	26,500	26,500	26,500	25,000	25,000	—	6	26,500	25,000	6

Headcount	132,067	134,380	134,321	133,075	128,992	(2)	2	132,067	128,992	2

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $51 million, $50 million, $51 million, $58 million and $60 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $152 million and $180 million for the nine months ended September 30, 2012 and 2011, respectively.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,531	$795	$904	$1,009	$1,027	93%	49%	$3,230	$3,295	(2)%
Nonaccrual loans:
Nonaccrual loans retained	9,154	7,835	8,191	7,170	7,579	17	21	9,154	7,579	21
Nonaccrual loans held-for-sale and loans at fair value	89	98	101	103	132	(9)	(33)	89	132	(33)

Total nonaccrual loans (b)(c)(d)(e)	9,243	7,933	8,292	7,273	7,711	17	20	9,243	7,711	20
Nonperforming assets (b)(c)(d)(e)	9,901	8,645	9,109	8,064	8,576	15	15	9,901	8,576	15
Allowance for loan losses	11,997	12,897	14,247	15,247	15,479	(7)	(22)	11,997	15,479	(22)

Net charge-off rate (a)(f)	2.77%	1.42%	1.58%	1.71%	1.71%			1.92%	1.80%
Net charge-off rate excluding purchased credit-impaired (“PCI”) loans (a)(f)	3.85	1.98	2.20	2.39	2.39			2.67	2.53
Allowance for loan losses to ending loans retained	5.52	5.79	6.26	6.56	6.57			5.52	6.57
Allowance for loan losses to ending loans retained excluding PCI loans (g)	4.03	4.49	5.22	5.71	6.26			4.03	6.26
Allowance for loan losses to nonaccrual loans retained (b)(e)(g)	69	92	104	133	139			69	139
Nonaccrual loans to total loans (e)	3.98	3.35	3.46	2.97	3.10			3.98	3.10
Nonaccrual loans to total loans excluding PCI loans (b)(e)	5.40	4.55	4.71	4.05	4.25			5.40	4.25

(a)	Net charge-offs and net charge-off rates for the three and nine months ended September 30, 2012 included an incremental $825 million reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be charged off to their collateral value, regardless of their delinquency status. Excluding these incremental charge-offs, net charge-offs for the third quarter of 2012 would have been $706 million and the net charge-off rate for the same period excluding these incremental charge-offs and purchased credit-impaired loans would have been 1.77%.

(b)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(c)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(d)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion and $9.5 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million and $2.4 billion, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally.

(e)	Nonaccrual loans at September 30, 2012 included $1.7 billion of loans reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be reported as nonaccrual loans, regardless of their delinquency status. Nonaccrual loans also included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens are reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012.

(f)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(g)	An allowance for loan losses of $5.7 billion at September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 and $4.9 billion at September 30, 2011 was recorded for PCI loans; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
CONSUMER & BUSINESS BANKING
Noninterest revenue	$1,653	$1,646	$1,585	$1,603	$1,952	—%	(15)%	$4,884	$5,598	(13)%
Net interest income	2,685	2,680	2,675	2,714	2,730	—	(2)	8,040	8,095	(1)

Total net revenue	4,338	4,326	4,260	4,317	4,682	—	(7)	12,924	13,693	(6)
Provision for credit losses	107	(2)	96	132	126	NM	(15)	201	287	(30)
Noninterest expense	2,916	2,742	2,866	2,848	2,842	6	3	8,524	8,354	2

Income before income tax expense	1,315	1,586	1,298	1,337	1,714	(17)	(23)	4,199	5,052	(17)

Net income	$785	$946	$774	$802	$1,023	(17)	(23)	$2,505	$3,014	(17)

Overhead ratio	67%	63%	67%	66%	61%			66%	61%
Overhead ratio excluding core deposit intangibles (a)	66	62	66	65	59			65	60

BUSINESS METRICS
Business banking origination volume	$1,685	$1,787	$1,540	$1,389	$1,440	(6)	17	$5,012	$4,438	13
End-of-period loans	18,568	18,218	17,822	17,652	17,272	2	8	18,568	17,272	8
End-of-period deposits:
Checking	159,527	156,449	159,075	147,779	142,064	2	12	159,527	142,064	12
Savings	208,272	203,910	200,662	191,891	186,733	2	12	208,272	186,733	12
Time and other	32,781	34,403	35,642	36,743	39,017	(5)	(16)	32,781	39,017	(16)

Total end-of-period deposits	400,580	394,762	395,379	376,413	367,814	1	9	400,580	367,814	9
Average loans	18,279	17,934	17,667	17,363	17,172	2	6	17,961	17,039	5
Average deposits:
Checking	153,982	151,733	147,455	140,672	137,033	1	12	151,067	135,200	12
Savings	206,298	202,685	197,199	189,553	184,590	2	12	202,076	180,240	12
Time and other	33,470	35,096	36,121	37,708	40,588	(5)	(18)	34,891	42,876	(19)

Total average deposits	393,750	389,514	380,775	367,933	362,211	1	9	388,034	358,316	8
Deposit margin	2.56%	2.62%	2.68%	2.76%	2.82%			2.62%	2.85%
Average assets	$30,625	$30,275	$30,857	$30,373	$30,074	1	2	$30,585	$29,513	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	107	98	96	132	126	9	(15)	301	362	(17)
Net charge-off rate	2.33%	2.20%	2.19%	3.02%	2.91%			2.24%	2.85%
Allowance for loan losses	$698	$698	$798	$798	$800	—	(13)	$698	$800	(13)
Nonperforming assets	532	597	663	710	773	(11)	(31)	532	773	(31)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,280	6,171	6,598	4,696	5,102	2	23	19,049	18,020	6
Client investment assets	154,637	147,641	147,083	137,853	132,255	5	17	154,637	132,255	17
% managed accounts	28%	26%	26%	24%	23%			28%	23%

Number of:
Branches	5,596	5,563	5,541	5,508	5,396	1	4	5,596	5,396	4
Chase Private Client branch locations	960	738	366	262	139	30	NM	960	139	NM
ATMs	18,485	18,132	17,654	17,235	16,708	2	11	18,485	16,708	11
Personal bankers	23,622	24,052	24,198	24,308	24,205	(2)	(2)	23,622	24,205	(2)
Sales specialists	6,205	6,179	6,110	6,017	5,639	—	10	6,205	5,639	10
Client advisors	3,034	3,075	3,131	3,201	3,177	(1)	(5)	3,034	3,177	(5)
Active online customers (in thousands)	18,225	17,929	17,915	17,334	17,326	2	5	18,225	17,326	5
Active mobile customers (in thousands)	9,799	9,075	8,570	8,391	7,234	8	35	9,799	7,234	35
Chase Private Clients	75,766	50,649	32,857	21,723	11,711	50	NM	75,766	11,711	NM
Checking accounts (in thousands)	27,669	27,384	27,034	26,626	26,541	1	4	27,669	26,541	4

(a)	Consumer & Business Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. See footnote (a) on page 14 for further details.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
MORTGAGE PRODUCTION AND SERVICING
Mortgage fees and related income	$2,376	$2,265	$2,008	$723	$1,380	5%	72%	$6,649	$1,991	234%
Other noninterest revenue	103	110	123	124	118	(6)	(13)	336	328	2
Net interest income	190	194	177	171	204	(2)	(7)	561	599	(6)

Total net revenue	2,669	2,569	2,308	1,018	1,702	4	57	7,546	2,918	159
Provision for credit losses	4	1	—	1	2	300	100	5	4	25
Noninterest expense	1,737	1,572	1,724	1,442	1,360	10	28	5,033	5,293	(5)

Income/(loss) before income tax expense/(benefit)	928	996	584	(425)	340	(7)	173	2,508	(2,379)	NM

Net income/(loss)	$563	$604	$461	$(258)	$205	(7)	175	$1,628	$(1,574)	NM

Overhead ratio	65%	61%	75%	142%	80%			67%	181%
FUNCTIONAL RESULTS
Production
Production revenue	$1,582	$1,362	$1,432	$859	$1,090	16	45	$4,376	$2,536	73
Production-related net interest & other income	196	199	187	210	213	(2)	(8)	582	630	(8)

Production-related revenue, excl. repurchase losses	1,778	1,561	1,619	1,069	1,303	14	36	4,958	3,166	57
Production expense	678	620	573	518	496	9	37	1,871	1,377	36

Income, excluding repurchase losses	1,100	941	1,046	551	807	17	36	3,087	1,789	73
Repurchase losses	(13)	(10)	(302)	(390)	(314)	(30)	96	(325)	(957)	66

Income before income tax expense	1,087	931	744	161	493	17	120	2,762	832	232
Servicing
Loan servicing revenue	946	1,004	1,039	1,032	1,039	(6)	(9)	2,989	3,102	(4)
Servicing-related net interest & other income	98	108	112	90	115	(9)	(15)	318	300	6

Servicing-related revenue	1,044	1,112	1,151	1,122	1,154	(6)	(10)	3,307	3,402	(3)
MSR asset modeled amortization	(290)	(327)	(351)	(406)	(457)	11	37	(968)	(1,498)	35
Default servicing expense (a)	819	705	890	702	585	16	40	2,414	3,112	(22)
Core servicing expense (a)	244	248	261	223	281	(2)	(13)	753	808	(7)

Income/(loss), excluding MSR risk management	(309)	(168)	(351)	(209)	(169)	(84)	(83)	(828)	(2,016)	59
MSR risk management, including related net interest income/(expense)	150	233	191	(377)	16	(36)	NM	574	(1,195)	NM

Income/(loss) before income tax expense/(benefit)	(159)	65	(160)	(586)	(153)	NM	(4)	(254)	(3,211)	92

Net Income/(loss)	$563	$604	$461	$(258)	$205	(7)	175	$1,628	$(1,574)	NM

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$1,582	$1,362	$1,432	$859	$1,090	16	45	$4,376	$2,536	73
Repurchase losses	(13)	(10)	(302)	(390)	(314)	(30)	96	(325)	(957)	66

Net production revenue	1,569	1,352	1,130	469	776	16	102	4,051	1,579	157
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	946	1,004	1,039	1,032	1,039	(6)	(9)	2,989	3,102	(4)
Changes in MSR asset fair value due to modeled amortization	(290)	(327)	(351)	(406)	(457)	11	37	(968)	(1,498)	35

Total operating revenue	656	677	688	626	582	(3)	13	2,021	1,604	26
Risk management:
Changes in MSR asset fair value due to market interest rates	(323)	(1,193)	644	(263)	(4,574)	73	93	(872)	(5,127)	83
Other changes in MSR asset fair value due to inputs or assumptions in model (b)	(5)	76	(48)	(569)	—	NM	NM	23	(1,158)	NM
Derivative valuation adjustments and other	479	1,353	(406)	460	4,596	(65)	(90)	1,426	5,093	(72)

Total risk management	151	236	190	(372)	22	(36)	NM	577	(1,192)	NM

Total net mortgage servicing revenue	807	913	878	254	604	(12)	34	2,598	412	NM

Mortgage fees and related income	$2,376	$2,265	$2,008	$723	$1,380	5	72	$6,649	$1,991	234

(a)	Default and core servicing expense included an aggregate of approximately $300 million and $1.7 billion for foreclosure-related matters for the nine months ended September 30, 2012 and September 30, 2011, respectively.

(b)	Represents the aggregate impact of changes in model inputs and assumptions such as costs to service, home prices, mortgage spreads, ancillary income, and assumptions used to derive prepayment speeds, as well as changes to the valuation models themselves.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												NINE MONTHS ENDED SEPTEMBER 30,
											3Q12 Change						2012 Change
	3Q12		2Q12		1Q12		4Q11		3Q11		2Q12	3Q11	2012		2011		2011
MORTGAGE PRODUCTION AND SERVICING (continued)
SELECTED BALANCE SHEET DATA
End-of-period loans:
Prime mortgage, including option ARMs (a)	$17,153		$17,454		$17,268		$16,891		$14,800		(2)%	16%	$17,153		$14,800		16%
Loans held-for-sale and loans at fair value (b)	15,250		14,254		12,496		12,694		13,153		7	16	15,250		13,153		16
Average loans:
Prime mortgage, including option ARMs (a)	17,381		17,478		17,238		15,733		14,451		(1)	20	17,366		14,192		22
Loans held-for-sale and loans at fair value (b)	17,879		17,694		15,621		16,680		16,608		1	8	17,068		16,243		5
Average assets	59,769		60,534		58,862		60,473		59,677		(1)	—	59,722		59,695		—
Repurchase liability (ending)	2,779		2,997		3,213		3,213		3,213		(7)	(14)	2,779		3,213		(14)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	4		1		—		1		2		300	100	5		4		25
Net charge-off rate:
Prime mortgage, including option ARMs	0.09%		0.02%		—%		0.03%		0.06%				0.04%		0.04%
30+ day delinquency rate (c)	3.10		3.00		3.01		3.15		3.35				3.10		3.35
Nonperforming assets (d)	$700		$708		$708		$716		$691		(1)	1	$700		$691		1

BUSINESS METRICS (in billions)
Origination volume by channel
Retail	25.5		26.1		23.4		23.1		22.4		(2)	14	75.0		64.1		17
Wholesale (e)	—		0.2		—		0.1		0.1		NM	NM	0.2		0.4		(50)
Correspondent (e)	20.1		16.5		14.2		14.9		13.4		22	50	50.8		37.2		37
CNT (negotiated transactions)	1.7		1.1		0.8		0.5		0.9		55	89	3.6		5.3		(32)

Total origination volume	47.3		43.9		38.4		38.6		36.8		8	29	129.6		107.0		21

Application volume by channel
Retail	44.7		43.1		40.0		34.6		37.7		4	19	127.8		102.6		25
Wholesale (e)	0.2		0.1		0.2		0.2		0.2		100	—	0.5		0.8		(38)
Correspondent (e)	28.3		23.7		19.7		17.8		20.2		19	40	71.7		48.7		47

Total application volume	73.2		66.9		59.9		52.6		58.1		9	26	200.0		152.1		31

Third-party mortgage loans serviced (ending)	814.8		860.0		884.2		902.2		924.5		(5)	(12)	814.8		924.5		(12)
Third-party mortgage loans serviced (average)	828.6		866.7		892.6		913.2		931.4		(4)	(11)	862.6		945.7		(9)
MSR net carrying value (ending)	7.1		7.1		8.0		7.2		7.8		—	(9)	7.1		7.8		(9)
Ratio of MSR net carrying value (ending) to third-partymortgage loans serviced (ending)	0.87%		0.83%		0.90%		0.80%		0.84%				0.87%		0.84%
Ratio of annualized loan servicing-related revenue to third-partymortgage loans serviced (average)	0.46		0.47		0.47		0.45		0.44				0.46		0.44
MSR revenue multiple (f)	1.89	x	1.77	x	1.91	x	1.78	x	1.91	x			1.89	x	1.91	x

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets.

(c)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, excluded mortgage loans insured by U.S. government agencies of $12.1 billion, $13.0 billion, $12.7 billion, $12.6 billion and $10.5 billion, respectively, that are 30 or more days past due. These amounts were excluded as reimbursement of insured amounts was proceeding normally.

(d)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion and $9.5 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million and $2.4 billion, respectively. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts was proceeding normally.

(e)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

(f)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
REAL ESTATE PORTFOLIOS
Noninterest revenue	$9	$13	$8	$(13)	$23	(31)%	(61)%	$30	$51	(41)%
Net interest income	997	1,027	1,073	1,073	1,128	(3)	(12)	3,097	3,481	(11)

Total net revenue	1,006	1,040	1,081	1,060	1,151	(3)	(13)	3,127	3,532	(11)
Provision for credit losses	520	(554)	(192)	646	899	NM	(42)	(226)	2,929	NM
Noninterest expense	386	412	419	432	363	(6)	6	1,217	1,089	12

Income/(loss) before income tax expense/(benefit)	100	1,182	854	(18)	(111)	(92)	NM	2,136	(486)	NM

Net income/(loss)	$60	$717	$518	$(11)	$(67)	(92)	NM	$1,295	$(295)	NM

Overhead ratio	38%	40%	39%	41%	32%			39%	31%

BUSINESS METRICS
LOANS EXCLUDING PCI LOANS
End-of-period loans owned:
Home equity	$69,686	$72,833	$75,207	$77,800	$80,278	(4)	(13)	$69,686	$80,278	(13)
Prime mortgage, including option ARMs	41,404	42,037	43,152	44,284	45,439	(2)	(9)	41,404	45,439	(9)
Subprime mortgage	8,552	8,945	9,289	9,664	10,045	(4)	(15)	8,552	10,045	(15)
Other	653	675	692	718	741	(3)	(12)	653	741	(12)

Total end-of-period loans owned	$120,295	$124,490	$128,340	$132,466	$136,503	(3)	(12)	$120,295	$136,503	(12)
Average loans owned:
Home equity	$71,620	$74,069	$76,600	$79,106	$81,568	(3)	(12)	$74,087	$84,160	(12)
Prime mortgage, including option ARMs	41,628	42,543	43,701	44,886	46,165	(2)	(10)	42,620	47,672	(11)
Subprime mortgage	8,774	9,123	9,485	9,880	10,268	(4)	(15)	9,126	10,671	(14)
Other	665	684	707	729	753	(3)	(12)	686	789	(13)

Total average loans owned	$122,687	$126,419	$130,493	$134,601	$138,754	(3)	(12)	$126,519	$143,292	(12)
PCI LOANS
End-of-period loans owned:
Home equity	$21,432	$21,867	$22,305	$22,697	$23,105	(2)	(7)	$21,432	$23,105	(7)
Prime mortgage	14,038	14,395	14,781	15,180	15,626	(2)	(10)	14,038	15,626	(10)
Subprime mortgage	4,702	4,784	4,870	4,976	5,072	(2)	(7)	4,702	5,072	(7)
Option ARMs	21,024	21,565	22,105	22,693	23,325	(3)	(10)	21,024	23,325	(10)

Total end-of-period loans owned	$61,196	$62,611	$64,061	$65,546	$67,128	(2)	(9)	$61,196	$67,128	(9)
Average loans owned:
Home equity	$21,620	$22,076	$22,488	$22,872	$23,301	(2)	(7)	$22,060	$23,730	(7)
Prime mortgage	14,185	14,590	14,975	15,405	15,909	(3)	(11)	14,582	16,443	(11)
Subprime mortgage	4,717	4,824	4,914	5,024	5,128	(2)	(8)	4,818	5,219	(8)
Option ARMs	21,237	21,823	22,395	23,009	23,666	(3)	(10)	21,816	24,394	(11)

Total average loans owned	$61,759	$63,313	$64,772	$66,310	$68,004	(2)	(9)	$63,276	$69,786	(9)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$91,118	$94,700	$97,512	$100,497	$103,383	(4)	(12)	$91,118	$103,383	(12)
Prime mortgage, including option ARMs	76,466	77,997	80,038	82,157	84,390	(2)	(9)	76,466	84,390	(9)
Subprime mortgage	13,254	13,729	14,159	14,640	15,117	(3)	(12)	13,254	15,117	(12)
Other	653	675	692	718	741	(3)	(12)	653	741	(12)

Total end-of-period loans owned	$181,491	$187,101	$192,401	$198,012	$203,631	(3)	(11)	$181,491	$203,631	(11)
Average loans owned:
Home equity	$93,240	$96,145	$99,088	$101,978	$104,869	(3)	(11)	$96,147	$107,890	(11)
Prime mortgage, including option ARMs	77,050	78,956	81,071	83,300	85,740	(2)	(10)	79,018	88,509	(11)
Subprime mortgage	13,491	13,947	14,399	14,904	15,396	(3)	(12)	13,944	15,890	(12)
Other	665	684	707	729	753	(3)	(12)	686	789	(13)

Total average loans owned	$184,446	$189,732	$195,265	$200,911	$206,758	(3)	(11)	$189,795	$213,078	(11)
Average assets	173,613	177,698	182,254	187,651	193,692	(2)	(10)	177,840	200,278	(11)
Home equity origination volume	375	360	312	277	294	4	28	1,047	850	23

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans (a)
Home equity	$1,120	$466	$542	$579	$581	140%	93%	$2,128	$1,893	12%
Prime mortgage, including option ARMs	143	114	131	151	172	25	(17)	388	531	(27)
Subprime mortgage	152	112	130	143	141	36	8	394	483	(18)
Other	5	4	5	3	5	25	—	14	22	(36)

Total net charge-offs	$1,420	$696	$808	$876	$899	104	58	$2,924	$2,929	—
Net charge-off rate excluding PCI loans (a)
Home equity	6.22%	2.53%	2.85%	2.90%	2.82%			3.84%	3.01%
Prime mortgage, including option ARMs	1.37	1.08	1.21	1.33	1.48			1.22	1.49
Subprime mortgage	6.89	4.94	5.51	5.74	5.43			5.77	6.04
Other	2.99	2.35	2.84	1.63	2.83			2.73	3.68
Total net charge-off rate excluding PCI loans	4.60	2.21	2.49	2.58	2.57			3.09	2.73
Net charge-off rate — reported (a)
Home equity	4.78%	1.95%	2.20%	2.25%	2.20%			2.96%	2.35%
Prime mortgage, including option ARMs	0.74	0.58	0.65	0.72	0.80			0.66	0.80
Subprime mortgage	4.48	3.23	3.63	3.81	3.63			3.77	4.06
Other	2.99	2.35	2.84	1.63	2.83			2.73	3.68
Total net charge-off rate — reported	3.06	1.48	1.66	1.73	1.72			2.06	1.84

30+ day delinquency rate excluding PCI loans (b)	5.12%	5.16%	5.32%	5.69%	5.80%			5.12	5.80%
Allowance for loan losses, excluding PCI loans	$5,568	$6,468	$7,718	$8,718	$9,718	(14)	(43)	$5,568	$9,718	(43)
Allowance for PCI loans	5,711	5,711	5,711	5,711	4,941	—	16	5,711	4,941	16

Allowance for loan losses	$11,279	$12,179	$13,429	$14,429	$14,659	(7)	(23)	$11,279	$14,659	(23)
Nonperforming assets (c)(d)	8,669	7,340	7,738	6,638	7,112	18	22	8,669	7,112	22
Allowance for loan losses to ending loans retained	6.21%	6.51%	6.98%	7.29%	7.20%			6.21%	7.20%
Allowance for loan losses to ending loans retained excluding PCI loans	4.63	5.20	6.01	6.58	7.12			4.63	7.12

(a)	Net charge-offs and net charge-off rates for the three and nine months ended September 30, 2012 included an incremental $825 million reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be charged off to their collateral value, regardless of their delinquency status. Excluding these incremental charge-offs, net charge-offs for the third quarter of 2012 would have been $402 million, $97 million and $91 million for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively. Net charge-off rates for the same period excluding these incremental charge-offs and purchased credit-impaired loans would have been 2.23%, 0.93% and 4.13% for the home equity, prime mortgage, including option ARMs, and subprime mortgage portfolios, respectively.

(b)	The delinquency rate for PCI loans was 20.65%, 21.38%, 21.72%, 23.30% and 24.44% at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(d)	Nonperforming assets at September 30, 2012 included loans reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be reported as nonaccrual loans, regardless of their delinquency status. In addition, beginning March 31, 2012, period end amounts included performing junior liens that are subordinate to senior liens that are 90 days or more past due based on regulatory guidance issued in the first quarter of 2012. For further information, see footnote (e) on page 15.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS (in millions, except ratio data and headcount)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Credit card income	$1,032	$1,015	$948	$1,053	$1,053	2%	(2)%	$2,995	$3,074	(3)%
All other income	248	231	303	232	201	7	23	782	533	47

Noninterest revenue	1,280	1,246	1,251	1,285	1,254	3	2	3,777	3,607	5
Net interest income	3,443	3,279	3,463	3,529	3,521	5	(2)	10,185	10,720	(5)

TOTAL NET REVENUE	4,723	4,525	4,714	4,814	4,775	4	(1)	13,962	14,327	(3)

Provision for credit losses	1,231	734	738	1,060	1,264	68	(3)	2,703	2,561	6

NONINTEREST EXPENSE
Compensation expense	489	490	486	460	459	—	7	1,465	1,366	7
Noncompensation expense	1,345	1,512	1,447	1,470	1,560	(11)	(14)	4,304	4,348	(1)
Amortization of intangibles	86	94	96	95	96	(9)	(10)	276	306	(10)

TOTAL NONINTEREST EXPENSE	1,920	2,096	2,029	2,025	2,115	(8)	(9)	6,045	6,020	—

Income before income tax expense	1,572	1,695	1,947	1,729	1,396	(7)	13	5,214	5,746	(9)
Income tax expense	618	665	764	678	547	(7)	13	2,047	2,253	(9)

NET INCOME	$954	$1,030	$1,183	$1,051	$849	(7)	12	$3,167	$3,493	(9)

FINANCIAL RATIOS
ROE	23%	25%	29%	26%	21%			26%	29%
Overhead ratio	41	46	43	42	44			43	42

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$200,812	$198,805	$199,579	$208,467	$199,473	1	1	$200,812	$199,473	1
Loans:
Credit Card	124,537	124,705	125,331	132,277	127,135	—	(2)	124,537	127,135	(2)
Auto	48,920	48,468	48,245	47,426	46,659	1	5	48,920	46,659	5
Student	11,868	12,232	13,162	13,425	13,751	(3)	(14)	11,868	13,751	(14)

Total loans	185,325	185,405	186,738	193,128	187,545	—	(1)	185,325	187,545	(1)
Equity	16,500	16,500	16,500	16,000	16,000	—	3	16,500	16,000	3

SELECTED BALANCE SHEET DATA (average)
Total assets	$196,302	$197,301	$199,449	$202,226	$199,974	(1)	(2)	$197,679	$200,803	(2)
Loans:
Credit Card	124,339	125,195	127,616	128,619	126,536	(1)	(2)	125,712	128,015	(2)
Auto	48,399	48,273	47,704	46,947	46,549	—	4	48,126	47,064	2
Student	12,037	12,944	13,348	13,543	13,865	(7)	(13)	12,774	14,135	(10)

Total loans	184,775	186,412	188,668	189,109	186,950	(1)	(1)	186,612	189,214	(1)
Equity	16,500	16,500	16,500	16,000	16,000	—	3	16,500	16,000	3

Headcount	27,365	27,563	27,862	27,585	27,554	(1)	(1)	27,365	27,554	(1)

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$1,116	$1,345	$1,386	$1,390	$1,499	(17)%	(26)%	$3,847	$5,535	(30)%
Auto (a)	90	21	33	44	42	329	114	144	108	33
Student	80	119	69	126	93	(33)	(14)	268	308	(13)

Total net charge-offs	1,286	1,485	1,488	1,560	1,634	(13)	(21)	4,259	5,951	(28)
Net charge-off rate:
Credit Card (b)	3.57%	4.35%	4.40%	4.29%	4.70%			4.11%	5.83%
Auto (a)	0.74	0.17	0.28	0.37	0.36			0.40	0.31
Student	2.64	3.70	2.08	3.69	2.66			2.80	2.91
Total net charge-off rate	2.77	3.22	3.19	3.27	3.47			3.06	4.23

Delinquency rates
30+ day delinquency rate:
Credit Card (c)	2.15	2.14	2.56	2.81	2.90			2.15	2.90
Auto	1.11	0.90	0.79	1.13	1.01			1.11	1.01
Student (d)	2.38	1.95	2.06	1.78	1.93			2.38	1.93
Total 30+ day delinquency rate	1.89	1.80	2.07	2.32	2.36			1.89	2.36
90+ day delinquency rate—Credit Card (c)	0.99	1.04	1.37	1.44	1.43			0.99	1.43

Nonperforming assets (a)(e)	$284	$219	$242	$228	$232	30	22	$284	$232	22
Allowance for loan losses:
Credit Card	5,503	5,499	6,251	6,999	7,528	—	(27)	5,503	7,528	(27)
Auto and Student	954	1,009	1,010	1,010	1,009	(5)	(5)	954	1,009	(5)

Total allowance for loan losses	6,457	6,508	7,261	8,009	8,537	(1)	(24)	6,457	8,537	(24)
Allowance for loan losses to period-end loans:
Credit Card (c)	4.42%	4.41%	5.02%	5.30%	5.93%			4.42%	5.93%
Auto and Student	1.57	1.66	1.64	1.66	1.67			1.57	1.67
Total allowance for loan losses to period-end loans	3.49	3.51	3.91	4.15	4.55			3.49	4.55

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$96.6	$96.0	$86.9	$93.4	$87.3	1	11	$279.5	$250.3	12
New accounts opened	1.6	1.6	1.7	2.2	2.0	—	(20)	4.9	6.6	(26)
Open accounts	63.9	63.7	64.2	65.2	64.3	—	(1)	63.9	64.3	(1)

Merchant Services
Bank card volume (in billions)	$163.6	$160.2	$152.8	$152.6	$138.1	2	18	$476.6	$401.1	19
Total transactions (in billions)	7.4	7.1	6.8	6.8	6.1	4	21	21.3	17.6	21

Auto and Student
Origination volume (in billions)
Auto	$6.3	$5.8	$5.8	$4.9	$5.9	9	7	$17.9	$16.1	11
Student	0.1	—	0.1	0.1	0.1	NM	—	0.2	0.2	—

(a)	Net charge-offs and net charge-off rates for the three and nine months ended September 30, 2012, included an incremental $55 million reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be charged off to their collateral value and placed on nonaccrual, regardless of their delinquency status. Excluding these incremental charge-offs, net charge-offs for the third quarter of 2012 would have been $35 million, and the net charge-off rate for the same period would have been 0.29%. Nonperforming assets at September 30, 2012 included $65 million of nonaccrual loans, reported in accordance with this guidance.
(b)	Average credit card loans include loans held-for-sale of $109 million, $782 million, $821 million, $97 million and $1 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $569 million and $1.1 billion for the nine months ended September 30, 2012 and 2011, respectively. These amounts are excluded when calculating the net charge-off rate.
(c)	Period-end credit card loans include loans held-for-sale of $106 million, $112 million, $856 million, $102 million and $94 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively. No allowance for loan losses was recorded for these loans. These amounts were excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.
(d)	Excluded student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $910 million, $931 million, $1.0 billion, $989 million and $995 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, that were 30 or more days past due. These amounts were excluded as reimbursement of insured amounts was proceeding normally.
(e)	Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $536 million, $547 million, $586 million, $551 million and $567 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, that were 90 or more days past due. These amounts were excluded as reimbursement of insured amounts was proceeding normally.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$971	$953	$949	$985	$957	2%	1%	$2,873	$2,755	4%
Net interest income	2,923	2,755	2,928	2,989	2,984	6	(2)	8,606	9,095	(5)

Total net revenue	3,894	3,708	3,877	3,974	3,941	5	(1)	11,479	11,850	(3)
Provision for credit losses	1,116	595	636	890	999	88	12	2,347	2,035	15
Noninterest expense	1,517	1,703	1,636	1,633	1,734	(11)	(13)	4,856	4,911	(1)

Income before income tax expense	1,261	1,410	1,605	1,451	1,208	(11)	4	4,276	4,904	(13)

Net income	$769	$860	$979	$885	$737	(11)	4	$2,608	$2,991	(13)

FINANCIAL RATIOS
Percentage of average loans:
Noninterest revenue	3.11%	3.06%	2.99%	3.04%	3.00%			3.05%	2.88%
Net interest income	9.35	8.85	9.23	9.22	9.36			9.14	9.50
Total net revenue	12.46	11.91	12.22	12.26	12.36			12.20	12.38

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$263	$264	$276	$267	$269	—%	(2)%	$803	$814	(1)%
Asset management, administration and commissions	30	34	36	32	35	(12)	(14)	100	104	(4)
All other income (a)	293	264	245	272	220	11	33	802	706	14

Noninterest revenue	586	562	557	571	524	4	12	1,705	1,624	5
Net interest income	1,146	1,129	1,100	1,116	1,064	2	8	3,375	3,107	9

TOTAL NET REVENUE (b)	1,732	1,691	1,657	1,687	1,588	2	9	5,080	4,731	7

Provision for credit losses	(16)	(17)	77	40	67	6	NM	44	168	(74)

NONINTEREST EXPENSE
Compensation expense (c)	263	245	256	227	242	7	9	764	709	8
Noncompensation expense (c)	332	339	335	344	324	(2)	2	1,006	967	4
Amortization of intangibles	6	7	7	8	7	(14)	(14)	20	23	(13)

TOTAL NONINTEREST EXPENSE	601	591	598	579	573	2	5	1,790	1,699	5

Income before income tax expense	1,147	1,117	982	1,068	948	3	21	3,246	2,864	13
Income tax expense	457	444	391	425	377	3	21	1,292	1,140	13

NET INCOME	$690	$673	$591	$643	$571	3	21	$1,954	$1,724	13

Revenue by product:
Lending	$916	$920	$892	$881	$857	—	7	$2,728	$2,574	6
Treasury services	609	603	602	600	572	1	6	1,814	1,670	9
Investment banking	139	129	120	120	116	8	20	388	378	3
Other	68	39	43	86	43	74	58	150	109	38

Total Commercial Banking revenue	$1,732	$1,691	$1,657	$1,687	$1,588	2	9	$5,080	$4,731	7

IB revenue, gross (d)	$431	$384	$339	$350	$320	12	35	$1,154	$1,071	8

Revenue by client segment:
Middle Market Banking	$838	$833	$825	$810	$791	1	6	$2,496	$2,335	7
Commercial Term Lending	298	291	293	299	297	2	—	882	869	1
Corporate Client Banking	370	343	337	326	306	8	21	1,050	935	12
Real Estate Banking	106	114	105	115	104	(7)	2	325	301	8
Other	120	110	97	137	90	9	33	327	291	12

Total Commercial Banking revenue	$1,732	$1,691	$1,657	$1,687	$1,588	2	9	$5,080	$4,731	7

FINANCIAL RATIOS
ROE	29%	28%	25%	32%	28%			27%	29%
Overhead ratio	35	35	36	34	36			35	36

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $115 million, $99 million, $94 million, $123 million and $90 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $308 million and $222 million for the nine months ended September 30, 2012 and 2011, respectively.

(c)	Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from TSS to CB. As a result, compensation expense for these sales staff is now reflected in CB’s compensation expense rather than as an allocation from TSS in noncompensation expense. CB’s and TSS’s previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$168,124	$163,698	$161,741	$158,040	$151,095	3%	11%	$168,124	$151,095	11%
Loans:
Loans retained	123,173	119,946	114,969	111,162	106,834	3	15	123,173	106,834	15
Loans held-for-sale and loans at fair value	549	547	878	840	584	—	(6)	549	584	(6)

Total loans	123,722	120,493	115,847	112,002	107,418	3	15	123,722	107,418	15
Equity	9,500	9,500	9,500	8,000	8,000	—	19	9,500	8,000	19

Period-end loans by client segment:
Middle Market Banking	$48,852	$47,638	$46,040	$44,437	$42,365	3	15	$48,852	$42,365	15
Commercial Term Lending	42,304	40,972	39,314	38,583	38,539	3	10	42,304	38,539	10
Corporate Client Banking	19,727	18,839	17,670	16,747	15,100	5	31	19,727	15,100	31
Real Estate Banking	8,563	8,819	8,763	8,211	7,470	(3)	15	8,563	7,470	15
Other	4,276	4,225	4,060	4,024	3,944	1	8	4,276	3,944	8

Total Commercial Banking loans	$123,722	$120,493	$115,847	$112,002	$107,418	3	15	$123,722	$107,418	15

SELECTED BALANCE SHEET DATA (average)
Total assets	$164,702	$163,423	$161,074	$155,611	$145,195	1	13	$163,072	$143,069	14
Loans:
Loans retained	121,566	117,835	112,879	109,328	104,705	3	16	117,442	101,485	16
Loans held-for-sale and loans at fair value	552	599	881	580	632	(8)	(13)	677	801	(15)

Total loans	122,118	118,434	113,760	109,908	105,337	3	16	118,119	102,286	15
Liability balances	190,910	193,280	200,178	199,138	180,275	(1)	6	194,775	166,503	17
Equity	9,500	9,500	9,500	8,000	8,000	—	19	9,500	8,000	19

Average loans by client segment:
Middle Market Banking	$47,741	$46,880	$45,047	$43,215	$41,540	2	15	$46,560	$39,932	17
Commercial Term Lending	41,658	40,060	38,848	38,679	38,198	4	9	40,194	37,914	6
Corporate Client Banking	19,791	18,588	17,514	16,116	14,373	6	38	18,635	13,277	40
Real Estate Banking	8,651	8,808	8,341	7,936	7,465	(2)	16	8,600	7,512	14
Other	4,277	4,098	4,010	3,962	3,761	4	14	4,130	3,651	13

Total Commercial Banking loans	$122,118	$118,434	$113,760	$109,908	$105,337	3	16	$118,119	$102,286	15

Headcount (a)	6,100	6,152	5,870	5,787	5,687	(1)	7	6,100	5,687	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(18)	$(9)	$12	$99	$17	(100)	NM	$(15)	$88	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	843	881	972	1,036	1,417	(4)	(41)	843	1,417	(41)
Nonaccrual loans held-for-sale and loans at fair value	33	36	32	17	26	(8)	27	33	26	27

Total nonaccrual loans	876	917	1,004	1,053	1,443	(4)	(39)	876	1,443	(39)
Assets acquired in loan satisfactions	32	36	60	85	168	(11)	(81)	32	168	(81)

Total nonperforming assets	908	953	1,064	1,138	1,611	(5)	(44)	908	1,611	(44)
Allowance for credit losses:
Allowance for loan losses	2,653	2,638	2,662	2,603	2,671	1	(1)	2,653	2,671	(1)
Allowance for lending-related commitments	196	209	194	189	181	(6)	8	196	181	8

Total allowance for credit losses	2,849	2,847	2,856	2,792	2,852	—	—	2,849	2,852	—

Net charge-off/(recovery) rate (c)	(0.06)%	(0.03)%	0.04%	0.36%	0.06%			(0.02)%	0.12%
Allowance for loan losses to period-end loans retained	2.15	2.20	2.32	2.34	2.50			2.15	2.50
Allowance for loan losses to nonaccrual loans retained (b)	315	299	274	251	188			315	188
Nonaccrual loans to total period-end loans	0.71	0.76	0.87	0.94	1.34			0.71	1.34

(a)	Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from TSS to CB. For further discussion of this transfer, see page 24, footnote (c).

(b)	Allowance for loan losses of $148 million, $143 million, $163 million, $176 million and $257 million was held against nonaccrual loans retained at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$282	$287	$286	$313	$310	(2)%	(9)%	$855	$927	(8)%
Asset management, administration and commissions	630	708	654	671	656	(11)	(4)	1,992	2,077	(4)
All other income	136	156	127	133	141	(13)	(4)	419	423	(1)

Noninterest revenue	1,048	1,151	1,067	1,117	1,107	(9)	(5)	3,266	3,427	(5)
Net interest income	981	1,001	947	905	801	(2)	22	2,929	2,253	30

TOTAL NET REVENUE	2,029	2,152	2,014	2,022	1,908	(6)	6	6,195	5,680	9

Provision for credit losses	(12)	8	2	19	(20)	NM	40	(2)	(18)	89
Credit allocation income/(expense) (a)	54	68	3	(60)	9	(21)	500	125	68	84

NONINTEREST EXPENSE
Compensation expense (b)	686	707	722	660	705	(3)	(3)	2,115	2,114	—
Noncompensation expense (b)	743	770	738	889	741	(4)	—	2,251	2,132	6
Amortization of intangibles	14	14	13	14	24	—	(42)	41	54	(24)

TOTAL NONINTEREST EXPENSE	1,443	1,491	1,473	1,563	1,470	(3)	(2)	4,407	4,300	2

Income before income tax expense	652	721	542	380	467	(10)	40	1,915	1,466	31
Income tax expense	232	258	191	130	162	(10)	43	681	512	33

NET INCOME	$420	$463	$351	$250	$305	(9)	38	$1,234	$954	29

FINANCIAL RATIOS
ROE	22%	25%	19%	14%	17%			22%	18%
Pretax margin ratio	32	34	27	19	24			31	26
Overhead ratio	71	69	73	77	77			71	76
Pre-provision profit ratio	29	31	27	23	23			29	24

REVENUE BY BUSINESS
Worldwide Securities Services (“WSS”):
Investor Services	$777	$835	$783	$752	$740	(7)	5	$2,395	$2,267	6
Clearance, Collateral Mgmt & Depositary Receipts	188	243	179	219	199	(23)	(6)	610	623	(2)

Total WSS Revenue	965	1,078	962	971	939	(10)	3	3,005	2,890	4
Treasury Services (“TS”):
Transaction Services	$913	$917	$893	$874	$816	—	12	$2,723	$2,366	15
Trade Finance	151	157	159	177	153	(4)	(1)	467	424	10

Total TS Revenue	1,064	1,074	1,052	1,051	969	(1)	10	3,190	2,790	14

(a)	IB manages traditional credit exposures related to GCB on behalf of IB and TSS, and IB and TSS share the economics related to the Firm’s GCB clients. Included within this allocation are net revenue, provision for credit losses and expenses. IB recognizes this credit allocation as a component of all other income.

(b)	Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from TSS to CB. For further discussion of this transfer, see page 24, footnote (c).

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data, and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$65,337	$67,758	$66,732	$68,665	$62,364	(4)%	5%	$65,337	$62,364	5%
Loans (a)	40,616	42,558	41,173	42,992	36,389	(5)	12	40,616	36,389	12
Equity	7,500	7,500	7,500	7,000	7,000	—	7	7,500	7,000	7

SELECTED BALANCE SHEET DATA (average)
Total assets	$63,203	$66,398	$64,559	$63,686	$60,141	(5)	5	$64,714	$53,612	21
Loans (a)	40,791	42,213	40,538	39,289	35,303	(3)	16	41,179	32,576	26
Liability balances	351,383	348,102	356,964	364,196	341,107	1	3	352,147	303,504	16
Equity	7,500	7,500	7,500	7,000	7,000	—	7	7,500	7,000	7

Headcount (b)	26,595	27,172	27,507	27,558	27,887	(2)	(5)	26,595	27,887	(5)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$(6)	$—	$—	$—	$—	NM	NM	$(6)	$—	NM
Nonaccrual loans	7	4	5	4	3	75	133	7	3	133
Allowance for credit losses:
Allowance for loan losses	74	79	69	65	49	(6)	51	74	49	51
Allowance for lending-related commitments	9	9	14	49	46	—	(80)	9	46	(80)

Total allowance for credit losses	83	88	83	114	95	(6)	(13)	83	95	(13)

Net charge-off rate	(0.06)%	—%	—%	—%	—%			(0.02)%	—%
Allowance for loan losses to period-end loans	0.18	0.19	0.17	0.15	0.14			0.18	0.14
Allowance for loan losses to nonaccrual loans	NM	NM	NM	NM	NM			NM	NM
Nonaccrual loans to period-end loans	0.02	0.01	0.01	0.01	0.01			0.02	0.01

WSS BUSINESS METRICS
Assets under custody (“AUC”) by asset class (period-end)
(in billions):
Fixed Income	$11,545	$11,302	$11,332	$10,926	$10,871	2	6	$11,545	$10,871	6
Equity	5,328	5,025	5,365	4,878	4,401	6	21	5,328	4,401	21
Other (c)	1,346	1,338	1,171	1,066	978	1	38	1,346	978	38

Total AUC	$18,219	$17,665	$17,868	$16,870	$16,250	3	12	$18,219	$16,250	12

Liability balances (average)	124,669	121,755	125,088	122,102	107,105	2	16	123,840	93,433	33

TS BUSINESS METRICS
Liability balances (average)	226,714	226,347	231,876	242,094	234,002	—	(3)	228,307	210,071	9
Trade finance loans (period-end)	35,142	35,291	35,692	36,696	30,104	—	17	35,142	30,104	17

(a)	Loan balances include trade finance loans and wholesale overdrafts.

(b)	Effective July 1, 2012, certain Treasury Services product sales staff supporting CB were transferred from TSS to CB. For further discussion of this transfer, see page 24, footnote (c).

(c)	Consists of mutual funds, unit investment trusts, currencies, annuities, insurance contracts, options and nonsecurities contracts.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INTERNATIONAL METRICS
Net revenue (a)
Europe/Middle East/Africa	$677	$777	$668	$689	$648	(13)%	4%	$2,122	$1,969	8%
Asia/Pacific	342	345	353	339	321	(1)	7	1,040	896	16
Latin America/Caribbean	70	72	82	112	61	(3)	15	224	217	3
North America	940	958	911	882	878	(2)	7	2,809	2,598	8

Total net revenue	$2,029	$2,152	$2,014	$2,022	$1,908	(6)	6	$6,195	$5,680	9

Average liability balances (a)
Europe/Middle East/Africa	$125,720	$127,173	$127,794	$130,862	$129,608	(1)	(3)	126,891	121,581	4
Asia/Pacific	50,862	50,331	50,197	49,407	42,987	1	18	50,465	41,541	21
Latin America/Caribbean	10,141	10,453	11,852	11,563	12,722	(3)	(20)	10,813	12,983	(17)
North America	164,660	160,145	167,121	172,364	155,790	3	6	163,978	127,399	29

Total average liability balances	$351,383	$348,102	$356,964	$364,196	$341,107	1	3	$352,147	$303,504	16

Trade finance loans (period-end) (a)
Europe/Middle East/Africa	$9,274	$9,577	$9,972	$9,726	$6,853	(3)	35	$9,274	$6,853	35
Asia/Pacific	18,317	18,209	18,140	19,280	16,918	1	8	18,317	16,918	8
Latin America/Caribbean	5,710	5,754	6,040	6,254	5,228	(1)	9	5,710	5,228	9
North America	1,841	1,751	1,540	1,436	1,105	5	67	1,841	1,105	67

Total trade finance loans	$35,142	$35,291	$35,692	$36,696	$30,104	—	17	$35,142	$30,104	17

AUC (period-end) (in billions) (a)
North America	$10,206	$10,048	$9,998	$9,735	$9,611	2	6	$10,206	$9,611	6
All other regions	8,013	7,617	7,870	7,135	6,639	5	21	8,013	6,639	21

Total AUC	$18,219	$17,665	$17,868	$16,870	$16,250	3	12	$18,219	$16,250	12

TSS FIRMWIDE DISCLOSURES (b)
TS revenue - reported	$1,064	$1,074	$1,052	$1,051	$969	(1)	10	$3,190	$2,790	14
TS revenue reported in CB	609	603	602	600	572	1	6	1,814	1,670	9
TS revenue reported in other lines of business	67	68	69	69	68	(1)	(1)	204	196	4

TS firmwide revenue (c)	1,740	1,745	1,723	1,720	1,609	—	8	5,208	4,656	12
WSS revenue	965	1,078	962	971	939	(10)	3	3,005	2,890	4

TSS firmwide revenue (c)	$2,705	$2,823	$2,685	$2,691	$2,548	(4)	6	$8,213	$7,546	9

TSS total foreign exchange (“FX”) revenue (c)	135	147	137	154	179	(8)	(25)	419	504	(17)

TS firmwide liability balances (average) (d)	$417,821	$419,806	$432,299	$441,572	$414,485	—	1	$423,289	$376,661	12
TSS firmwide liability balances (average) (d)	542,293	541,382	557,142	563,334	521,383	—	4	546,922	470,008	16

Number of:
U.S.$ ACH transactions originated	1,028	1,020	1,019	983	972	1	6	3,067	2,923	5
Total U.S.$ clearing volume (in thousands)	34,697	33,980	32,696	33,055	33,117	2	5	101,373	96,362	5
International electronic funds transfer volume (in thousands) (e)	73,281	76,343	75,087	63,669	62,718	(4)	17	224,711	186,868	20
Wholesale check volume	580	602	589	592	601	(4)	(3)	1,771	1,741	2
Wholesale cards issued (in thousands) (f)	24,955	25,346	24,693	25,187	24,288	(2)	3	24,955	24,288	3

(a)	Total net revenue, average liability balances, trade finance loans and AUC are based on the domicile of the client. In the second quarter of 2012, the methodology for allocating the data by region was refined. Prior periods were not revised due to immateriality.

(b)	TSS firmwide metrics include revenue recorded in CB, Consumer & Business Banking and Asset Management (“AM”) lines of business and net TSS FX revenue (it excludes TSS FX revenue recorded in IB). In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics in assessing financial performance of TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(c)	IB executes FX transactions on behalf of TSS customers under revenue sharing agreements. FX revenue generated by TSS customers is recorded in TSS and IB. TSS total FX revenue reported above is the gross (pre-split) FX revenue generated by TSS customers. However, TSS firmwide revenue includes only the FX revenue booked in TSS, i.e., it does not include the portion of TSS FX revenue recorded in IB.

(d)	Firmwide liability balances include liability balances recorded in CB.

(e)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(f)	Wholesale cards issued and outstanding include stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,708	$1,701	$1,621	$1,606	$1,617	—%	6%	$5,030	$5,142	(2)%
All other income	199	151	266	232	281	32	(29)	616	915	(33)

Noninterest revenue	1,907	1,852	1,887	1,838	1,898	3	—	5,646	6,057	(7)
Net interest income	552	512	483	446	418	8	32	1,547	1,202	29

TOTAL NET REVENUE	2,459	2,364	2,370	2,284	2,316	4	6	7,193	7,259	(1)

Provision for credit losses	14	34	19	24	26	(59)	(46)	67	43	56

NONINTEREST EXPENSE
Compensation expense	1,083	1,024	1,120	1,046	999	6	8	3,227	3,106	4
Noncompensation expense	625	655	586	674	775	(5)	(19)	1,866	2,078	(10)
Amortization of intangibles	23	22	23	32	22	5	5	68	66	3

TOTAL NONINTEREST EXPENSE	1,731	1,701	1,729	1,752	1,796	2	(4)	5,161	5,250	(2)

Income before income tax expense	714	629	622	508	494	14	45	1,965	1,966	—
Income tax expense	271	238	236	206	109	14	149	745	676	10

NET INCOME	$443	$391	$386	$302	$385	13	15	$1,220	$1,290	(5)

REVENUE BY CLIENT SEGMENT
Private Banking	$1,365	$1,341	$1,279	$1,212	$1,298	2	5	$3,985	$3,904	2
Institutional	563	537	557	558	478	5	18	1,657	1,715	(3)
Retail	531	486	534	514	540	9	(2)	1,551	1,640	(5)

TOTAL NET REVENUE	$2,459	$2,364	$2,370	$2,284	$2,316	4	6	$7,193	$7,259	(1)

FINANCIAL RATIOS
ROE	25%	22%	22%	18%	24%			23%	27%
Overhead ratio	70	72	73	77	78			72	72
Pretax margin ratio	29	27	26	22	21			27	27

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$103,608	$98,704	$96,385	$86,242	$81,179	5	28	$103,608	$81,179	28
Loans (a)	74,924	70,470	64,335	57,573	54,178	6	38	74,924	54,178	38
Equity	7,000	7,000	7,000	6,500	6,500	—	8	7,000	6,500	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$99,209	$96,670	$89,582	$82,594	$78,669	3	26	$95,168	$73,967	29
Loans	71,824	67,093	59,311	54,691	52,652	7	36	66,097	48,841	35
Deposits	127,487	128,087	127,534	121,493	111,090	—	15	127,702	101,341	26
Equity	7,000	7,000	7,000	6,500	6,500	—	8	7,000	6,500	8

Headcount	18,109	18,042	17,849	18,036	18,084	—	—	18,109	18,084	—

(a)	Included $8.9 billion, $6.7 billion and $4.5 billion of prime mortgage loans reported in the Consumer, excluding credit card loan portfolio at September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
BUSINESS METRICS
Number of:
Client advisors (a)	2,826	2,739	2,832	2,883	2,864	3%	(1)%	2,826	2,864	(1)%
Retirement Planning Services participants (in thousands)	1,951	1,960	1,926	1,798	1,755	—	11	1,951	1,755	11
% of customer assets in 4 & 5 Star Funds (b)	45%	43%	42%	43%	47%			45%	47%
% of AUM in 1st and 2nd quartiles: (c)
1 year	69	65	64	48	49			69	49
3 years	78	72	74	72	73			78	73
5 years	77	74	76	78	77			77	77

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$6	$28	$27	$48	$—	(79)	NM	$61	$44	39
Nonaccrual loans	227	256	263	317	311	(11)	(27)	227	311	(27)
Allowance for credit losses:
Allowance for loan losses	229	220	209	209	240	4	(5)	229	240	(5)
Allowance for lending-related commitments	5	6	5	10	9	(17)	(44)	5	9	(44)

Total allowance for credit losses	234	226	214	219	249	4	(6)	234	249	(6)
Net charge-off rate	0.03%	0.17%	0.18%	0.35%	—%			0.12%	0.12%
Allowance for loan losses to period-end loans	0.31	0.31	0.32	0.36	0.44			0.31	0.44
Allowance for loan losses to nonaccrual loans	101	86	79	66	77			101	77
Nonaccrual loans to period-end loans	0.30	0.36	0.41	0.55	0.57			0.30	0.57

(a)	Effective January 1, 2012, the previously disclosed separate metric for client advisors and JPMorgan Securities brokers were combined into one metric that reflects the number of Private Banking client-facing representatives.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Sep 30, 2012 Change
ASSETS UNDER SUPERVISION	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2012	Sep 30, 2011
Assets by asset class
Liquidity	$451	$466	$492	$515	$464	(3)%	(3)%
Fixed income	380	359	355	336	321	6	18
Equity and multi-asset	432	401	417	372	356	8	21
Alternatives	118	121	118	113	113	(2)	4

TOTAL ASSETS UNDER MANAGEMENT	1,381	1,347	1,382	1,336	1,254	3	10
Custody/brokerage/administration/deposits	650	621	631	585	552	5	18

TOTAL ASSETS UNDER SUPERVISION	$2,031	$1,968	$2,013	$1,921	$1,806	3	12

Assets by client segment
Private Banking	$311	$297	$303	$291	$276	5	13
Institutional	710	702	732	722	673	1	5
Retail	360	348	347	323	305	3	18

TOTAL ASSETS UNDER MANAGEMENT	$1,381	$1,347	$1,382	$1,336	$1,254	3	10

Private Banking	$852	$816	$830	$781	$738	4	15
Institutional	710	702	732	723	674	1	5
Retail	469	450	451	417	394	4	19

TOTAL ASSETS UNDER SUPERVISION	$2,031	$1,968	$2,013	$1,921	$1,806	3	12

Mutual fund assets by asset class
Liquidity	$390	$408	$434	$458	$409	(4)	(5)
Fixed income	128	119	116	107	101	8	27
Equity and multi-asset	174	160	167	147	139	9	25
Alternatives	6	7	8	8	8	(14)	(25)

TOTAL MUTUAL FUND ASSETS	$698	$694	$725	$720	$657	1	6

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					NINE MONTHS ENDED SEPTEMBER 30,
	3Q12	2Q12	1Q12	4Q11	3Q11	2012	2011
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,347	$1,382	$1,336	$1,254	$1,342	$1,336	$1,298
Net asset flows:
Liquidity	(17)	(25)	(25)	53	(10)	(67)	(35)
Fixed income	13	5	11	9	3	29	31
Equities, multi-asset and alternatives	8	9	6	(4)	(1)	23	17
Market/performance/other impacts	30	(24)	54	24	(80)	60	(57)

Ending balance	$1,381	$1,347	$1,382	$1,336	$1,254	$1,381	$1,254

Assets under supervision rollforward
Beginning balance	$1,968	$2,013	$1,921	$1,806	$1,924	$1,921	$1,840
Net asset flows	10	(6)	8	69	11	12	54
Market/performance/other impacts	53	(39)	84	46	(129)	98	(88)

Ending balance	$2,031	$1,968	$2,013	$1,921	$1,806	$2,031	$1,806

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except where otherwise noted)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
INTERNATIONAL METRICS	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
Total net revenue: (in millions) (a)
Europe/Middle East/Africa	$386	$379	$405	$392	$395	2%	(2)%	$1,170	$1,312	(11)%
Asia/Pacific	245	230	236	220	248	7	(1)	711	751	(5)
Latin America/Caribbean	191	166	175	224	168	15	14	532	584	(9)
North America	1,637	1,589	1,554	1,448	1,505	3	9	4,780	4,612	4

Total net revenue	$2,459	$2,364	$2,370	$2,284	$2,316	4	6	$7,193	$7,259	(1)

Assets under management:
Europe/Middle East/Africa	$267	$261	$282	$278	$255	2	5	$267	$255	5
Asia/Pacific	112	103	112	105	104	9	8	112	104	8
Latin America/Caribbean	42	41	41	34	32	2	31	42	32	31
North America	960	942	947	919	863	2	11	960	863	11

Total assets under management	$1,381	$1,347	$1,382	$1,336	$1,254	3	10	$1,381	$1,254	10

Assets under supervision:
Europe/Middle East/Africa	$325	$315	$339	$329	$306	3	6	$325	$306	6
Asia/Pacific	155	144	152	139	140	8	11	155	140	11
Latin America/Caribbean	106	101	101	89	87	5	22	106	87	22
North America	1,445	1,408	1,421	1,364	1,273	3	14	1,445	1,273	14

Total assets under supervision	$2,031	$1,968	$2,013	$1,921	$1,806	3	12	$2,031	$1,806	12

(a)	Regional revenue is based on the domicile of the client.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q12 Change				2012 Change
	3Q12	2Q12		1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
INCOME STATEMENT
REVENUE
Principal transactions (a)	$(304)	$(3,576	)(e)	$(547)	$324	$(933)	91%	67%	$(4,427)	$1,110	NM %
Securities gains	459	1,013		449	54	607	(55)	(24)	1,921	1,546	24
All other income	1,046 (d)	159		1,111 (f)	75	186	NM	462	2,316	529	338

Noninterest revenue	1,201	(2,404)		1,013	453	(140)	NM	NM	(190)	3,185	NM
Net interest income	(625)	(205)		16	245	8	(205)	NM	(814)	260	NM

TOTAL NET REVENUE (b)	576	(2,609)		1,029	698	(132)	NM	NM	(1,004)	3,445	NM

Provision for credit losses	(11)	(11)		(9)	(10)	(7)	—	(57)	(31)	(26)	(19)

NONINTEREST EXPENSE
Compensation expense	589	652		823	602	552	(10)	7	2,064	1,823	13
Noncompensation expense (c)	1,603	1,317		3,328	1,649	1,995	22	(20)	6,248	5,235	19

Subtotal	2,192	1,969		4,151	2,251	2,547	11	(14)	8,312	7,058	18
Net expense allocated to other businesses	(1,462)	(1,410)		(1,382)	(1,321)	(1,331)	(4)	(10)	(4,254)	(3,839)	(11)

TOTAL NONINTEREST EXPENSE	730	559		2,769	930	1,216	31	(40)	4,058	3,219	26

Income/(loss) before income tax expense/(benefit)	(143)	(3,157)		(1,731)	(222)	(1,341)	95	89	(5,031)	252	NM
Income tax expense/(benefit)	(364)	(1,380)		(709)	(445)	(696)	74	48	(2,453)	(327)	NM

NET INCOME/(LOSS)	$221	$(1,777)		$(1,022)	$223	$(645)	NM	NM	$(2,578)	$579	NM

MEMO:
REVENUE
Private Equity	$(135)	$410		$254	$(113)	$(546)	NM	75	$529	$949	(44)
Treasury and Chief Investment Office (“CIO”)	713	(3,434)		(233)	845	102	NM	NM	(2,954)	2,351	NM
Other Corporate	(2)	415		1,008	(34)	312	NM	NM	1,421	145	NM

TOTAL NET REVENUE	$576	$(2,609)		$1,029	$698	$(132)	NM	NM	$(1,004)	$3,445	NM

NET INCOME/(LOSS)
Private Equity	$(89)	$197		$134	$(89)	$(347)	NM	74	$242	$480	(50)
Treasury and CIO	369	(2,078)		(227)	417	(94)	NM	NM	(1,936)	932	NM
Other Corporate	(59)	104		(929)	(105)	(204)	NM	71	(884)	(833)	(6)

TOTAL NET INCOME/(LOSS)	$221	$(1,777)		$(1,022)	$223	$(645)	NM	NM	$(2,578)	$579	NM

TOTAL ASSETS (period-end)	$685,412	$667,206		$713,326	$693,153	$693,597	3	(1)	$685,412	$693,597	(1)

Headcount	23,427	23,020		22,337	22,117	21,844	2	7	23,427	21,844	7

(a)	During the third quarter, the CIO effectively closed out the index credit derivative positions that were retained following the transfer of the synthetic credit portfolio to the IB on July 2, 2012. Principal transactions included losses in CIO for the three months ended September 30, 2012 of $449 million on this portfolio. Also included losses in CIO of $4.4 billion and $1.4 billion on the synthetic credit portfolio for the three months ended June 30, 2012 and March 31, 2012, respectively, and $6.2 billion for the nine months ended September 30, 2012. Results of the portfolio transferred to the IB are not included herein.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $109 million, $118 million, $99 million, $92 million and $73 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $326 million and $206 million for the nine months ended September 30, 2012 and 2011, respectively.

(c)	Included litigation expense of $0.7 billion, $0.3 billion, $2.5 billion, $0.5 billion and $1.0 billion for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $3.5 billion and $2.6 billion for the nine months ended September 30, 2012 and 2011, respectively.

(d)	Included an extinguishment gain of $888 million related to the redemption of TruPS for the three months ended September 30, 2012; the gain related to adjustments applied to the cost basis of these securities during the period they were in a qualifying hedge accounting relationship.

(e)	Included a gain of $545 million, reflecting the expected recovery on a Bear Stearns-related subordinated loan.

(f)	Included a $1.1 billion benefit from the Washington Mutual bankruptcy settlement.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$459	$1,013	$453	$(13)	$459	(55)%	—%	$1,925	$1,398	38%
Investment securities portfolio (average)	348,571	359,130	361,601	349,750	324,596	(3)	7	356,405	324,527	10
Investment securities portfolio (ending)	360,268	348,610	374,588	355,605	330,800	3	9	360,268	330,800	9
Mortgage loans (average)	9,469	11,012	12,636	14,089	13,748	(14)	(31)	11,033	12,641	(13)
Mortgage loans (ending)	8,574	10,332	11,819	13,375	14,226	(17)	(40)	8,574	14,226	(40)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$75	$(116)	$66	$58	$394	NM	(81)	$25	$1,784	(99)
Unrealized gains/(losses) (b)	(140)	589	179	(122)	(827)	NM	83	628	(1,183)	NM

Total direct investments	(65)	473	245	(64)	(433)	NM	85	653	601	9
Third-party fund investments	(27)	(9)	83	(85)	(7)	(200)	(286)	47	502	(91)

Total private equity gains/(losses) (c)	$(92)	$464	$328	$(149)	$(440)	NM	79	$700	$1,103	(37)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$637	$863	$889	$805	$709	(26)	(10)	$637	$709	(10)
Cost	384	436	549	573	779	(12)	(51)	384	779	(51)
Quoted public value	673	909	931	896	778	(26)	(13)	673	778	(13)
Privately-held direct securities
Carrying value	5,313	4,931	4,944	4,597	4,322	8	23	5,313	4,322	23
Cost	6,662	6,362	6,819	6,793	6,556	5	2	6,662	6,556	2
Third-party fund investments (d)
Carrying value	2,119	2,113	2,131	2,283	2,399	—	(12)	2,119	2,399	(12)
Cost	2,018	1,952	2,162	2,452	2,454	3	(18)	2,018	2,454	(18)

Total private equity portfolio
Carrying value	$8,069	$7,907	$7,964	$7,685	$7,430	2	9	$8,069	$7,430	9
Cost	9,064	8,750	9,530	9,818	9,789	4	(7)	9,064	9,789	(7)

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $398 million, $524 million, $571 million, $789 million and $853 million at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Sep 30, 2012 Change
	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2012	Sep 30, 2011
CREDIT EXPOSURE
Wholesale (a)
Loans retained	$297,576	$298,888	$283,653	$278,395	$255,799	—%	16%
Loans held-for-sale and loans at fair value	4,755	3,932	7,213	4,621	3,684	21	29

Total wholesale loans	302,331	302,820	290,866	283,016	259,483	—	17

Consumer, excluding credit card (b)
Loans retained, excluding PCI loans
Home equity	69,686	72,833	75,207	77,800	80,278	(4)	(13)
Prime mortgage, including option ARMs	75,636	76,064	76,292	76,196	74,230	(1)	2
Subprime mortgage	8,552	8,945	9,289	9,664	10,045	(4)	(15)
Auto	48,920	48,468	48,245	47,426	46,659	1	5
Business banking	18,568	18,218	17,822	17,652	17,272	2	8
Student and other	12,521	12,907	13,854	14,143	14,492	(3)	(14)

Total loans retained, excluding PCI loans	233,883	237,435	240,709	242,881	242,976	(1)	(4)
Loans — PCI
Home equity	21,432	21,867	22,305	22,697	23,105	(2)	(7)
Prime mortgage	14,038	14,395	14,781	15,180	15,626	(2)	(10)
Subprime mortgage	4,702	4,784	4,870	4,976	5,072	(2)	(7)
Option ARMs	21,024	21,565	22,105	22,693	23,325	(3)	(10)

Total loans — PCI	61,196	62,611	64,061	65,546	67,128	(2)	(9)
Total loans retained	295,079	300,046	304,770	308,427	310,104	(2)	(5)
Loans held-for-sale (c)	—	—	—	—	131	—	NM

Total consumer, excluding credit card loans	295,079	300,046	304,770	308,427	310,235	(2)	(5)

Credit card
Loans retained (d)	124,431	124,593	124,475	132,175	127,041	—	(2)
Loans held-for-sale	106	112	856	102	94	(5)	13

Total credit card	124,537	124,705	125,331	132,277	127,135	—	(2)

Total consumer loans	419,616	424,751	430,101	440,704	437,370	(1)	(4)

Total loans	721,947	727,571	720,967	723,720	696,853	(1)	4

Derivative receivables	79,963	85,543	85,010	92,477	108,853	(7)	(27)
Receivables from customers and other (e)	18,946	20,131	21,235	17,561	25,719	(6)	(26)

Total credit-related assets	98,909	105,674	106,245	110,038	134,572	(6)	(27)
Lending-related commitments
Wholesale	422,557	419,641	401,064	382,739	379,682	1	11
Consumer, excluding credit card	62,183	62,438	63,121	62,307	64,581	—	(4)
Credit card	534,333	534,267	533,318	530,616	528,830	—	1

Total lending-related commitments	1,019,073	1,016,346	997,503	975,662	973,093	—	5

Total credit exposure	$1,839,929	$1,849,591	$1,824,715	$1,809,420	$1,804,518	(1)	2

Memo: Total by category
Wholesale exposure (f)(g)	$823,688	$828,028	$798,071	$775,693	$773,633	(1)	6
Consumer exposures (h)	1,016,241	1,021,563	1,026,644	1,033,727	1,030,885	(1)	(1)

Total credit exposure	$1,839,929	$1,849,591	$1,824,715	$1,809,420	$1,804,518	(1)	2

(a)	Includes IB, CB, TSS and AM business segments and Corporate/Private Equity.

(b)	Includes loans reported in RFS, auto and student loans reported in Card, and residential real estate loans reported in the AM business segment and in Corporate/Private Equity.

(c)	Represents prime mortgages.

(d)	Includes billed finance charges and fees net of an allowance for uncollectible amounts.

(e)	Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(f)	Predominantly represents total wholesale loans, lending-related commitments, derivative receivables and receivables from customers.

(g)	Currently, the Firm deems exposures as criticized those that represent a ratings profile similar to a rating of “CCC+/Caa1” and lower as defined by S&P and Moody’s, respectively. The Firm intends to revise, beginning with its disclosures in the Form 10-Q for the quarter ended September 30, 2012, its definition of criticized for wholesale exposures to better align with the banking regulators definition of criticized exposures. The Firm intends to also revise prior period amounts in order to provide comparable information.

(h)	Represents total consumer loans and lending-related commitments.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Sep 30, 2012 Change
	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2012	Sep 30, 2011
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$1,663	$1,804	$1,941	$2,398	$3,011	(8)%	(45)%
Loans held-for-sale and loans at fair value	246	194	214	183	176	27	40

Total wholesale loans	1,909	1,998	2,155	2,581	3,187	(4)	(40)

Consumer, excluding credit card
Home equity (a)(b)	3,254	2,615	2,766	1,287	1,290	24	152
Prime mortgage, including option ARMs (a)	3,570	3,139	3,258	3,462	3,656	14	(2)
Subprime mortgage (a)	1,868	1,544	1,569	1,781	1,932	21	(3)
Auto (a)	172	101	102	118	114	70	51
Business banking	521	587	649	694	756	(11)	(31)
Student and other	75	83	105	69	68	(10)	10

Total consumer, excluding credit card	9,460	8,069	8,449	7,411	7,816	17	21

Total credit card	1	1	1	1	2	—	(50)

Total consumer nonaccrual loans (c)	9,461	8,070	8,450	7,412	7,818	17	21

Total nonaccrual loans	11,370	10,068	10,605	9,993	11,005	13	3

Derivative receivables (d)	282	451	317	297	285	(37)	(1)
Assets acquired in loan satisfactions	829	878	1,031	1,025	1,178	(6)	(30)

Total nonperforming assets (e)	12,481	11,397	11,953	11,315	12,468	10	—
Wholesale lending-related commitments (f)	586	565	756	865	705	4	(17)

Total (e)	$13,067	$11,962	$12,709	$12,180	$13,173	9	(1)

Total nonaccrual loans to total loans	1.57%	1.38%	1.47%	1.38%	1.58%
Total wholesale nonaccrual loans to total wholesale loans	0.63	0.66	0.74	0.91	1.23
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	3.21	2.69	2.77	2.40	2.52

NONPERFORMING ASSETS BY LOB
Investment Bank (d)	$1,153	$1,334	$1,273	$1,573	$1,782	(14)	(35)
Retail Financial Services (a)(b)(c)	9,812	8,547	9,008	7,961	8,444	15	16
Card Services & Auto (a)	284	219	242	228	232	30	22
Commercial Banking	908	953	1,064	1,138	1,611	(5)	(44)
Treasury & Securities Services	7	4	5	4	3	75	133
Asset Management (d)	242	271	286	336	322	(11)	(25)
Corporate/Private Equity (g)	75	69	75	75	74	9	1

TOTAL	$12,481	$11,397	$11,953	$11,315	$12,468	10	—

(a)	Nonperforming assets at September 30, 2012, included $1.7 billion, consisting of $820 million of home equity loans, $481 million of prime mortgage, including option ARM loans, $356 million of subprime mortgage loans, and $65 million of auto loans, reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be reported as nonaccrual loans, regardless of their delinquency status.

(b)	Included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that are 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Beginning March 31, 2012, such junior liens are reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(c)	Excludes PCI loans. Because the Firm is recognizing interest income on each pool of PCI loans, they are all considered to be performing.

(d)	Prior to the first quarter of 2012, reported amounts had only included defaulted derivatives; beginning with the first quarter of 2012, reported amounts include both defaulted derivatives as well as derivatives that have been risk rated as nonperforming.

(e)	At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $11.0 billion, $11.9 billion, $11.8 billion, $11.5 billion and $9.5 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $954 million and $2.4 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $536 million, $547 million, $586 million, $551 million and $567 million, respectively, that are 90 or more days past due. These amounts were excluded from nonaccrual loans as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(f)	Represent commitments that are risk rated as nonaccrual.

(g)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
GROSS CHARGE-OFFS
Wholesale loans	$48	$73	$92	$431	$98	(34)%	(51)%	$213	$485	(56)%
Consumer loans, excluding credit card (a)	1,813	1,054	1,134	1,310	1,292	72	40	4,001	4,109	(3)
Credit card loans	1,284	1,583	1,627	1,641	1,765	(19)	(27)	4,494	6,527	(31)

Total consumer loans	3,097	2,637	2,761	2,951	3,057	17	1	8,495	10,636	(20)

Total loans	$3,145	$2,710	$2,853	$3,382	$3,155	16	—	$8,708	$11,121	(22)

GROSS RECOVERIES
Wholesale loans	$82	$64	$87	$85	$249	28	(67)	$233	$391	(40)
Consumer loans, excluding credit card	125	130	138	139	133	(4)	(6)	393	408	(4)
Credit card loans	168	238	241	251	266	(29)	(37)	647	992	(35)

Total consumer loans	293	368	379	390	399	(20)	(27)	1,040	1,400	(26)

Total loans	$375	$432	$466	$475	$648	(13)	(42)	$1,273	$1,791	(29)

NET CHARGE-OFFS/(RECOVERIES)
Wholesale loans	$(34)	$9	$5	$346	$(151)	NM	77	$(20)	$94	NM
Consumer loans, excluding credit card (a)	1,688	924	996	1,171	1,159	83	46	3,608	3,701	(3)
Credit card loans	1,116	1,345	1,386	1,390	1,499	(17)	(26)	3,847	5,535	(30)

Total consumer loans	2,804	2,269	2,382	2,561	2,658	24	5	7,455	9,236	(19)

Total loans	$2,770	$2,278	$2,387	$2,907	$2,507	22	10	$7,435	$9,330	(20)

NET CHARGE-OFF/(RECOVERY) RATES
Wholesale retained loans	(0.05)%	0.01%	0.01%	0.52%	(0.24)%			(0.01)%	0.05%
Consumer retained loans, excluding credit card (a)	2.26	1.23	1.31	1.50	1.47			1.59	1.56
Credit card retained loans	3.57	4.35	4.40	4.29	4.70			4.11	5.83
Total retained loans	1.53	1.27	1.35	1.64	1.44			1.39	1.83
Consumer retained loans, excluding credit card and PCI loans (a)	2.85	1.55	1.66	1.91	1.88			2.02	1.99
Consumer retained loans, excluding PCI loans (a)	3.10	2.51	2.60	2.74	2.84			2.74	3.29
Total retained loans, excluding PCI loans	1.68	1.40	1.49	1.81	1.60			1.52	2.03

Memo: Average retained loans
Wholesale loans	$297,369	$292,942	$276,764	$265,758	$250,145	2	19	$289,055	$238,153	21

Consumer retained loans, excluding credit card	297,472	302,523	306,657	308,980	312,341	(2)	(5)	302,200	318,012	(5)
Credit card retained loans	124,230	124,413	126,795	128,522	126,535	—	(2)	125,143	126,933	(1)

Total average retained consumer loans	421,702	426,936	433,452	437,502	438,876	(1)	(4)	427,343	444,945	(4)

Total average retained loans	$719,071	$719,878	$710,216	$703,260	$689,021	—	4	$716,398	$683,098	5

Consumer retained loans, excluding credit card and PCI loans	$235,713	$239,210	$241,885	$242,670	$244,337	(1)	(4)	$238,924	$248,226	(4)
Consumer retained loans, excluding PCI loans	359,943	363,623	368,679	371,192	370,872	(1)	(3)	364,067	375,159	(3)
Total retained loans, excluding PCI loans	657,293	656,547	645,423	636,923	620,974	—	6	653,103	613,263	6

(a)	Charge-offs and net charge-off rates for the three and nine months ended September 30, 2012 included an incremental $825 million for residential real estate loans and an incremental $55 million for auto loans reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be charged-off to their collateral value, regardless of their delinquency status. Excluding these incremental charge-offs, consumer retained loans, excluding credit card, consumer retained loans, excluding credit card and PCI loans, and consumer retained loans, excluding PCI loans net charge-off rates would have been 1.08%, 1.36% and 2.13%, respectively, for the three months ended September 30, 2012.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,791	$25,871	$27,609	$28,350	$28,520	(8)%	(17)%	$27,609	$32,266	(14)%
Net charge-offs	2,770	2,278	2,387	2,907	2,507	22	10	7,435	9,330	(20)
Provision for loan losses	1,801	200	646	2,193	2,351	NM	(23)	2,647	5,419	(51)
Other	2	(2)	3	(27)	(14)	NM	NM	3	(5)	NM

Ending balance	$22,824	$23,791	$25,871	$27,609	$28,350	(4)	(19)	$22,824	$28,350	(19)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$764	$750	$673	$686	$626	2	22	$673	$717	(6)
Provision for lending-related commitments	(12)	14	80	(9)	60	NM	NM	82	(29)	NM
Other	—	—	(3)	(4)	—	—	—	(3)	(2)	(50)

Ending balance	$752	$764	$750	$673	$686	(2)	10	$752	$686	10

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,385	$1,419	$1,386	$1,436	$1,337	(2)	4	$1,385	$1,337	4
Retail Financial Services	11,997	12,897	14,247	15,247	15,479	(7)	(22)	11,997	15,479	(22)
Card Services & Auto	6,457	6,508	7,261	8,009	8,537	(1)	(24)	6,457	8,537	(24)
Commercial Banking	2,653	2,638	2,662	2,603	2,671	1	(1)	2,653	2,671	(1)
Treasury & Securities Services	74	79	69	65	49	(6)	51	74	49	51
Asset Management	229	220	209	209	240	4	(5)	229	240	(5)
Corporate/Private Equity	29	30	37	40	37	(3)	(22)	29	37	(22)

Total	$22,824	$23,791	$25,871	$27,609	$28,350	(4)	(19)	$22,824	$28,350	(19)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Sep 30, 2012 Change
	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2012	Sep 30, 2011
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset-specific	$388	$407	$448	$516	$670	(5)%	(42)%
Formula-based	3,945	3,942	3,875	3,800	3,632	—	9

Total wholesale	4,333	4,349	4,323	4,316	4,302	—	1

Consumer, excluding credit card
Asset-specific	918	1,004	760	828	1,016	(9)	(10)
Formula-based	6,359	7,228	8,826	9,755	10,563	(12)	(40)
PCI	5,711	5,711	5,711	5,711	4,941	—	16

Total consumer, excluding credit card	12,988	13,943	15,297	16,294	16,520	(7)	(21)

Credit card
Asset-specific	1,909	1,977	2,402	2,727	3,052	(3)	(37)
Formula-based	3,594	3,522	3,849	4,272	4,476	2	(20)

Total credit card	5,503	5,499	6,251	6,999	7,528	—	(27)

Total consumer	18,491	19,442	21,548	23,293	24,048	(5)	(23)

Total allowance for loan losses	22,824	23,791	25,871	27,609	28,350	(4)	(19)
Allowance for lending-related commitments	752	764	750	673	686	(2)	10

Total allowance for credit losses	$23,576	$24,555	$26,621	$28,282	$29,036	(4)	(19)

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.46%	1.46%	1.52%	1.55%	1.68%
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	4.40	4.65	5.02	5.28	5.33
Credit card allowance to total credit card retained loans	4.42	4.41	5.02	5.30	5.93
Total allowance to total retained loans	3.18	3.29	3.63	3.84	4.09
Wholesale allowance to wholesale retained nonaccrual loans	261	241	223	180	143
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)(b)	137	173	181	220	211
Allowance, excluding credit card allowance, to retained non-accrual loans, excluding credit card nonaccrual loans (a)(b)	156	185	189	210	192
Total allowance to total retained nonaccrual loans (b)	205	241	249	281	262

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	3.11	3.47	3.98	4.36	4.77
Total allowance to total retained loans	2.61	2.74	3.11	3.35	3.74
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (a)(b)	77	102	113	143	148
Allowance, excluding credit card allowance, to retained non-accrual loans, excluding credit card nonaccrual loans (a)(b)	104	127	134	152	147
Total allowance to total retained nonaccrual loans (b)	154	183	194	223	216

(a)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Nonaccrual loans at September 30, 2012 included $1.7 billion of loans reported in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower to be reported as nonaccrual loans, regardless of their delinquency status. Nonaccrual loans also included $1.3 billion, $1.5 billion and $1.6 billion of performing junior liens that are subordinate to senior liens that were 90 days or more past due at September 30, 2012, June 30, 2012 and March 31, 2012, respectively. Of these totals, $1.2 billion, $1.3 billion and $1.4 billion were current at the respective period ends. Beginning March 31, 2012, such junior liens are reported as nonaccrual loans based upon regulatory guidance issued in the first quarter of 2012. Excluding the incremental nonaccrual loans resulting from the guidance noted, the total allowance to total retained nonaccrual loans ratio at September 30, 2012, June 30, 2012 and March 31, 2012, would have been 282%, 283% and 293%, respectively, and the total allowance to total retained nonaccrual loans excluding PCI loans would have been 211%, 215% and 228% for the same periods, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
PROVISION FOR CREDIT LOSSES BY LINE OF BUSINESS
Provision for loan losses
Investment Bank	$(50)	$21	$(85)	$298	$(7)	NM %	NM %	$(114)	$(558)	80%
Retail Financial Services	631	(555)	(96)	777	1,027	NM	(39)	(20)	3,220	NM
Card Services & Auto	1,231	734	738	1,061	1,264	68	(3)	2,703	2,561	6
Commercial Banking	(4)	(31)	72	29	73	87	NM	37	197	(81)
Treasury & Securities Services	(12)	10	4	16	(25)	NM	52	2	(13)	NM
Asset Management	15	33	21	23	26	(55)	(42)	69	38	82
Corporate/Private Equity	(10)	(12)	(8)	(11)	(7)	17	(43)	(30)	(26)	(15)

Total provision for loan losses	$1,801	$200	$646	$2,193	$2,351	NM	(23)	$2,647	$5,419	(51)

Provision for lending-related commitments
Investment Bank	$2	$—	$80	$(26)	$61	NM	(97)	$82	$—	NM
Retail Financial Services	—	—	—	2	—	—	—	—	—	—
Card Services & Auto	—	—	—	(1)	—	—	—	—	—	—
Commercial Banking	(12)	14	5	11	(6)	NM	(100)	7	(29)	NM
Treasury & Securities Services	—	(2)	(2)	3	5	NM	NM	(4)	(5)	20
Asset Management	(1)	1	(2)	1	—	NM	NM	(2)	5	NM
Corporate/Private Equity	(1)	1	(1)	1	—	NM	NM	(1)	—	NM

Total provision for lending-related commitments	$(12)	$14	$80	$(9)	$60	NM	NM	$82	$(29)	NM

Provision for credit losses
Investment Bank	$(48)	$21	$(5)	$272	$54	NM	NM	$(32)	$(558)	94
Retail Financial Services	631	(555)	(96)	779	1,027	NM	(39)	(20)	3,220	NM
Card Services & Auto	1,231	734	738	1,060	1,264	68	(3)	2,703	2,561	6
Commercial Banking	(16)	(17)	77	40	67	6	NM	44	168	(74)
Treasury & Securities Services	(12)	8	2	19	(20)	NM	40	(2)	(18)	89
Asset Management	14	34	19	24	26	(59)	(46)	67	43	56
Corporate/Private Equity	(11)	(11)	(9)	(10)	(7)	—	(57)	(31)	(26)	(19)

Total provision for credit losses	$1,789	$214	$726	$2,184	$2,411	NM	(26)	$2,729	$5,390	(49)

PROVISION FOR CREDIT LOSSES BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$(52)	$30	$8	$364	$67	NM	NM	$(14)	$(347)	96
Consumer, excluding credit card	737	(425)	2	939	1,285	NM	(43)	314	3,731	(92)
Credit card	1,116	595	636	890	999	88	12	2,347	2,035	15

Total consumer	1,853	170	638	1,829	2,284	NM	(19)	2,661	5,766	(54)

Total provision for loan losses	$1,801	$200	$646	$2,193	$2,351	NM	(23)	$2,647	$5,419	(51)

Provision for lending-related commitments
Wholesale	$(11)	$13	$81	$(11)	$60	NM	NM	$83	$(29)	NM
Consumer, excluding credit card	(1)	1	(1)	2	—	NM	NM	(1)	—	NM
Credit card	—	—	—	—	—	—	—	—	—	—

Total consumer	(1)	1	(1)	2	—	NM	NM	(1)	—	NM

Total provision for lending-related commitments	$(12)	$14	$80	$(9)	$60	NM	NM	$82	$(29)	NM

Provision for credit losses
Wholesale	$(63)	$43	$89	$353	$127	NM	NM	$69	$(376)	NM
Consumer, excluding credit card	736	(424)	1	941	1,285	NM	(43)	313	3,731	(92)
Credit card	1,116	595	636	890	999	88	12	2,347	2,035	15

Total consumer	1,852	171	637	1,831	2,284	NM	(19)	2,660	5,766	(54)

Total provision for credit losses	$1,789	$214	$726	$2,184	$2,411	NM	(26)	$2,729	$5,390	(49)

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q12 Change				2012 Change
	3Q12		2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
95% CONFIDENCE LEVEL- AVERAGE TOTAL IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR
IB VaR by risk type:
Fixed income	$118	(f)	$66	$60	$56	$48	79%	146%	$81	$47	72%
Foreign exchange	10		10	11	12	10	—	—	10	10	—
Equities	19		20	17	19	19	(5)	—	19	24	(21)
Commodities and other	13		13	21	20	15	—	(13)	16	15	7
Diversification benefit to IB trading VaR (a)	(48)		(44)	(46)	(50)	(39)	(9)	(23)	(46)	(38)	(21)

IB trading VaR (b)	112		65	63	57	53	72	111	80	58	38

Credit portfolio VaR (c)	22		25	32	39	38	(12)	(42)	26	30	(13)
Diversification benefit to IB trading and credit portfolio VaR (a)	(12)		(15)	(14)	(21)	(21)	20	43	(13)	(11)	(18)

Total IB trading and credit portfolio VaR	122	(f)	75	81	75	70	63	74	93	77	21

Other VaR:
Mortgage Production and Servicing VaR (d)	17		15	11	44	40	13	(58)	14	25	(44)
Chief Investment Office VaR	54	(f)	177	129 (g)	69	48	(69)	13	120 (g)	53	126
Diversification benefit to total other VaR (a)	(10)		(10)	(4)	(30)	(15)	—	33	(8)	(13)	38

Total other VaR	61		182	136	83	73	(66)	(16)	126	65	94

Diversification benefit to total IB and other VaR (a)	(68)		(56)	(47)	(45)	(35)	(21)	(94)	(57)	(45)	(27)

Total VaR (e)	$115	(f)	$201	$170	$113	$108	(43)	6	$162	$97	67

(a)	Average portfolio VaR was less than the sum of the VaR of the components described above, due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(b)	For further information on IB trading VaR, see footnote (b) on page 12.

(c)	For further information on Credit portfolio VaR see footnote (c) on page 12.

(d)	Mortgage Production and Servicing VaR includes the Firm’s mortgage pipeline and warehouse loans, MSRs and all related hedges.

(e)	Total IB, Credit portfolio and other VaR does not include the retained Credit portfolio, which is not reported at fair value; however, it does include hedges of those positions. It also does not include DVA on derivative and structured liabilities to reflect the credit quality of the Firm, principal investments (mezzanine financing, tax-oriented investments, etc.), certain securities and investments held by Corporate/Private Equity, capital management positions and longer-term investments managed by CIO.

(f)	On July 2, 2012, CIO transferred its synthetic credit portfolio, other than a portion aggregating to approximately $12 billion notional, to the IB; CIO’s retained portfolio was effectively closed out during the three months ended September 30, 2012. During the third quarter of 2012, the Firm applied a new VaR model to calculate VaR for the synthetic credit portfolio. The Firm believes this new model, which was applied to both the portion of the synthetic credit portfolio held by the IB, as well as the portion that was retained by CIO, more appropriately captures the risks of the portfolio. This new VaR model resulted in a reduction to average fixed income VaR of $26 million, average total IB trading and credit portfolio VaR of $28 million, average CIO VaR of $17 million, and average total VaR of $36 million for the three months ended September 30, 2012. Prior period VaR results have not been recalculated using the new model.

(g)	On August 9, 2012, the Firm restated its 2012 first quarter financial statements. See the Firm’s Form 10-Q/A for the quarter ended March 31, 2012 for further information on the restatement. The CIO VaR amount for the first quarter of 2012 has not been recalculated to reflect the restatement.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

									Sep 30, 2012 Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30, 2012		Jun 30, 2012		Mar 31, 2012		Dec 31, 2011	Sep 30, 2011	Jun 30, 2012	Sep 30, 2011				2012 Change
											2012		2011	2011
CAPITAL (based on Basel I)
Tier 1 capital	$154,697	(e)(f)	$148,425	(g)	$155,352		$150,384	$147,823	4%	5%	$154,697	(e)(f)	$147,823	5%
Total capital	190,509	(e)	185,134		193,476		188,088	186,510	3	2	190,509	(e)	186,510	2
Tier 1 common capital (a)	135,071	(e)	130,095		127,642		122,916	120,234	4	12	135,071	(e)	120,234	12
Risk-weighted assets	1,297,524	(e)(h)	1,318,734	(h)	1,300,185	(h)	1,221,198	1,217,548	(2)	7	1,297,524	(e)(h)	1,217,548	7
Adjusted average assets (b)	2,186,292	(e)	2,202,487		2,195,625		2,202,087	2,168,678	(1)	1	2,186,292	(e)	2,168,678	1
Tier 1 capital ratio	11.9	(e)(f)%	11.3%		11.9%		12.3%	12.1%			11.9	(e)(f)%	12.1%
Total capital ratio	14.7	(e)	14.0		14.9		15.4	15.3			14.7	(e)	15.3
Tier 1 leverage ratio	7.1	(e)	6.7		7.1		6.8	6.8			7.1	(e)	6.8
Tier 1 common capital ratio (a)	10.4	(e)	9.9		9.8		10.1	9.9			10.4	(e)	9.9

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$190,635		$183,772		$181,469		$175,773	$174,487	4	9	$190,635		$174,487	9
Less: Goodwill	48,178		48,131		48,208		48,188	48,180	—	—	48,178		48,180	—
Less: Other intangible assets	2,641		2,813		3,029		3,207	3,396	(6)	(22)	2,641		3,396	(22)
Add: Deferred tax liabilities (d)	2,780		2,749		2,719		2,729	2,645	1	5	2,780		2,645	5

Total tangible common equity	$142,596		$135,577		$132,951		$127,107	$125,556	5	14	$142,596		$125,556	14

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$186,590		$181,021		$177,711		$175,042	$174,454	3	7	$181,791		$172,667	5
Less: Goodwill	48,158		48,157		48,218		48,225	48,631	—	(1)	48,178		48,770	(1)
Less: Other intangible assets	2,729		2,923		3,137		3,326	3,545	(7)	(23)	2,928		3,736	(22)
Add: Deferred tax liabilities (d)	2,765		2,734		2,724		2,687	2,639	1	5	2,741		2,617	5

Total tangible common equity	$138,468		$132,675		$129,080		$126,178	$124,917	4	11	$133,426		$122,778	9

INTANGIBLE ASSETS (period-end)
Goodwill	$48,178		$48,131		$48,208		$48,188	$48,180	—	—	$48,178		$48,180	—
Mortgage servicing rights	7,080		7,118		8,039		7,223	7,833	(1)	(10)	7,080		7,833	(10)
Purchased credit card relationships	409		466		535		602	668	(12)	(39)	409		668	(39)
All other intangibles	2,232		2,347		2,494		2,605	2,728	(5)	(18)	2,232		2,728	(18)

Total intangibles	$57,899		$58,062		$59,276		$58,618	$59,409	—	(3)	$57,899		$59,409	(3)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$363,388		$348,510		$343,299		$346,670	$323,058	4	12	$363,388		$323,058	12
Interest-bearing	509,407		506,656		521,323		504,864	484,640	1	5	509,407		484,640	5
Non-U.S. offices:
Noninterest-bearing	16,192		17,123		16,276		18,790	14,724	(5)	10	16,192		14,724	10
Interest-bearing	250,624		243,597		247,614		257,482	270,286	3	(7)	250,624		270,286	(7)

Total deposits	$1,139,611		$1,115,886		$1,128,512		$1,127,806	$1,092,708	2	4	$1,139,611		$1,092,708	4

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of the Tier 1 common capital ratio, see page 46.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of certain equity investments that are subject to deductions from Tier 1 capital.

(c)	For further discussion of TCE, see page 46.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

(f)	At September 30, 2012, TruPS included in Tier 1 capital were $10.2 billion. Had these securities been excluded from the calculation at September 30, 2012, Tier 1 capital would have been $144.5 billion and the Tier 1 capital ratio would have been 11.1%.

(g)	Approximately $9 billion of outstanding TruPS were excluded from Tier 1 capital as of June 30, 2012, since these securities were redeemed on July 12, 2012.

(h)	As discussed in JPMorgan Chase’s second quarter 2012 Form 10-Q, the Firm’s risk-weighted assets include an adjustment to reflect regulatory guidance for a limited number of market risk models used for certain positions held by the Firm, including the synthetic credit portfolio.

JPMORGAN CHASE & CO. MORTGAGE REPURCHASE LIABILITY (in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q12 Change				2012 Change
	3Q12	2Q12	1Q12	4Q11	3Q11	2Q12	3Q11	2012	2011	2011
MORTGAGE REPURCHASE LIABILITY (a)(b)
Summary of changes in mortgage repurchase liability:
Repurchase liability at beginning of period	$3,293	$3,516	$3,557	$3,616	$3,631	(6)%	(9)%	$3,557	$3,285	8%
Realized losses (c)	(268)	(259)	(364)	(462)	(329)	(3)	19	(891)	(801)	(11)
Provision (d)	74	36	323	403	314	106	(76)	433	1,132	(62)

Repurchase liability at end of period	$3,099 (h)	$3,293	$3,516	$3,557	$3,616	(6)	(14)	$3,099	$3,616	(14)

Outstanding repurchase demands and unresolved mortgage insurance rescission notices by counterparty type: (e)
GSEs	$1,533	$1,646	$1,868	$1,682	$1,666	(7)	(8)	$1,533	$1,666	(8)
Mortgage insurers	1,036	1,004	1,000	1,034	1,112	3	(7)	1,036	1,112	(7)
Other (f)	1,697	981	756	663	467	73	263	1,697	467	263
Overlapping population (g)	(150)	(125)	(116)	(113)	(155)	(20)	3	(150)	(155)	3

Total	$4,116	$3,506	$3,508	$3,266	$3,090	17	33	$4,116	$3,090	33

Quarterly mortgage repurchase demands received by loan origination vintage: (e)
Pre-2005	$33	$28	$41	$39	$34	18	(3)	$102	$81	26
2005	103	65	95	55	200	58	(49)	263	302	(13)
2006	963	506	375	315	232	90	315	1,844	753	145
2007	371	420	645	804	602	(12)	(38)	1,436	1,493	(4)
2008	196	311	361	291	323	(37)	(39)	868	873	(1)
Post-2008	124	191	124	81	153	(35)	(19)	439	336	31

Total	$1,790	$1,521	$1,641	$1,585	$1,544	18	16	$4,952	$3,838	29

(a)	For further details regarding the Firm’s mortgage repurchase liability, see Mortgage repurchase liability on pages 115-118 and Note 29 on pages 283-289 of JPMorgan Chase’s 2011 Annual Report; and Mortgage repurchase liability on pages 56-59 and Note 21 on pages 192-196 of JPMorgan Chase’s second quarter 2012 Form 10-Q.

(b)	Mortgage repurchase demands associated with private-label securitizations are separately evaluated by the Firm in establishing its litigation reserves.

(c)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $94 million, $107 million, $186 million, $237 million and $162 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $387 million and $403 million for the nine months ended September 30, 2012 and 2011, respectively.

(d)	Includes $30 million, $28 million, $27 million, $17 million and $12 million of provision related to new loan sales for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and $85 million and $35 million for the nine months ended September 30, 2012 and 2011, respectively.

(e)	Excludes amounts related to Washington Mutual.

(f)	Represents repurchase demands received from parties other than the GSEs that have been presented to the Firm by trustees who assert authority to present such claims under the terms of the underlying sale or securitization agreement, and excludes repurchase demands asserted in or in connection with litigation.

(g)	Because the GSEs and others may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an outstanding repurchase demand.

(h)	Includes $3 million at September 30, 2012 related to future repurchase demands on loans sold by Washington Mutual to the GSEs.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q12 Change						2012 Change
	3Q12	2Q12		1Q12	4Q11	3Q11		2Q12	3Q11	2012		2011		2011
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$5,708	$4,960		$4,924	$3,728	$4,262		15%	34%	$15,592		$15,248		2%
Less: Preferred stock dividends	163	158		157	157	157		3	4	478		472		1

Net income applicable to common equity	5,545	4,802		4,767	3,571	4,105		15	35	15,114		14,776		2
Less: Dividends and undistributed earnings allocated to participating securities	199	168		190	146	169		18	18	558		635		(12)

Net income applicable to common stockholders	$5,346	$4,634		$4,577	$3,425	$3,936		15	36	$14,556		$14,141		3

Total weighted-average basic shares outstanding	3,803.3	3,808.9		3,818.8	3,801.9	3,859.6		—	(1)	3,810.4		3,933.2		(3)

Net income per share	$1.41	$1.22		$1.20	$0.90	$1.02		16	38	$3.82		$3.60		6

Diluted earnings per share:
Net income applicable to common stockholders	$5,346	$4,634		$4,577	$3,425	$3,936		15	36	$14,556		$14,141		3

Total weighted-average basic shares outstanding	3,803.3	3,808.9		3,818.8	3,801.9	3,859.6		—	(1)	3,810.4		3,933.2		(3)
Add: Employee stock options, SARs and warrants (a)	10.6	11.6		14.6	9.8	12.6		(9)	(16)	12.2		23.3		(48)

Total weighted-average diluted shares outstanding (b)	3,813.9	3,820.5		3,833.4	3,811.7	3,872.2		—	(2)	3,822.6		3,956.5		(3)
Net income per share	$1.40	$1.21		$1.19	$0.90	$1.02		16	37	$3.81		$3.57		7

COMMON SHARES OUTSTANDING
Common shares - at period end	3,799.6	3,796.8		3,822.0	3,772.7	3,798.9		—	—	3,799.6		3,798.9		—
Cash dividends declared per share (c)	$0.30	$0.30		$0.30	$0.25	$0.25		—	20	$0.90		$0.75		20
Book value per share	50.17	48.40		47.48	46.59	45.93		4	9	50.17		45.93		9
Dividend payout ratio	21%	24%		25%	27%	24%				23%		21%

SHARE PRICE (c)
High	$42.09	$46.35		$46.49	$37.54	$42.55		(9)	(1)	$46.49		$48.36		(4)
Low	33.10	30.83		34.01	27.85	28.53		7	16	30.83		28.53		8
Close	40.48	35.73		45.98	33.25	30.12		13	34	40.48		30.12		34
Market capitalization	153,806	135,661		175,737	125,442	114,422		13	34	153,806		114,422		34

COMMON EQUITY REPURCHASE PROGRAM (d)
Aggregate common equity repurchased	$—	$1,437.4	(e)	$216.1	$863.8	$4,424.9	(e)	NM	NM	$1,653.5	(e)	$7,999.7	(e)	(79)
Common equity repurchased	—	46.5	(e)	5.5	27.2	127.4	(e)	NM	NM	52.0	(e)	209.8	(e)	(75)
Average purchase price	$—	$30.88	(e)	$39.49	$31.75	$34.72	(e)	NM	NM	$31.79	(e)	$38.12	(e)	(17)

(a)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 147 million, 159 million, 169 million, 197 million and 197 million for the three months ended September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively, and 158 million and 112 million for the nine months ended September 30, 2012 and 2011, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	For additional information on the dividends, listing and trading of JPMorgan Chase’s common stock, see page 2.

(d)	On March 13, 2012, the Board of Directors authorized a new $15 billion common equity (i.e., common stock and warrants) repurchase program, of which up to $12 billion is approved for repurchase in 2012 and up to an additional $3 billion is approved through the end of the first quarter of 2013. The new program supersedes a $15 billion repurchase program approved on March 18, 2011. The Firm did not make any repurchases after May 17, 2012.

(e)	Included the impact of aggregate repurchases of 18.5 million and 10.2 million warrants during the three months ended June 30, 2012 and September 30, 2011, respectively.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.

(c)	Tangible common equity (“TCE”), ROTCE, and Tier 1 common under Basel I and III rules. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. Tier 1 common under Basel I and III rules are used by management, along with other capital measures, to assess and monitor the Firm’s capital position. TCE and ROTCE are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity. For additional information on Tier 1 common under Basel I and III, see Regulatory capital on pages 119-123 of JPMorgan Chase’s 2011 Annual Report and pages 60-63 of JPMorgan Chase’s second quarter 2012 Form 10-Q. In addition, all of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons with competitors.

(d)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(e)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)) to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions.

(f)	Adjusted assets equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated VIEs; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; and (5) securities received as collateral. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels with those of other investment banks in the securities industry. Assets-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(g)	Investment Bank uses the return on equity (“ROE”) excluding debit valuation adjustments (“DVA”) ratio and compensation expense as a percentage of total net revenue excluding DVA, which exclude the impact of DVA on net income and total net revenue, respectively. These measures are used by management, investors and analysts to assess the underlying performance of the business and for comparability with peers.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

ACH: Automated Clearing House.

Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.

Beneficial interests issued by consolidated VIEs: Represents the interests of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.

Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.

Global Corporate Bank: TSS and IB formed a joint venture to create the Firm’s Global Corporate Bank. With a team of bankers, the Global Corporate Bank serves multinational clients by providing them access to TSS products and services and certain IB products, including derivatives, foreign exchange and debt. The cost of this effort and the credit that the Firm extends to these clients is shared between TSS and IB.

Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.

MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.

NA: Data is not applicable or available for the period presented.

Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.

Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.

NM: Not meaningful.

Overhead ratio: Noninterest expense as a percentage of total net revenue.

Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.

Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

Principal transactions revenue: Principal transactions revenue includes realized and unrealized gains and losses recorded on derivatives, other financial instruments, private equity investments, and physical commodities used in market-making and client-driven activities. In addition, principal transactions revenue also includes certain realized and unrealized gains and losses related to hedge accounting and specified risk management activities including: (a) certain derivatives designated in qualifying hedge accounting relationships (primarily fair value hedges of commodity and foreign exchange risk), (b) certain derivatives used for specified risk management purposes, primarily to mitigate credit risk, foreign exchange risk and commodity risk, and (c) other derivatives, including the synthetic credit portfolio.

Purchased credit-impaired (“PCI”) loans: Represents loans that were acquired in the Washington Mutual transaction and deemed to be credit-impaired on the acquisition date in accordance with FASB guidance. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., product type, LTV ratios, FICO scores, past-due status, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. PCI loans as well as the related charge-offs and allowance for loan losses are excluded in the calculation of certain net charge-off rates and allowance coverage ratios. To date, no charge-offs have been recorded for these loans.

Receivables from customers: Primarily represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets for the wholesale lines of business.

Reported basis: Financial statements prepared under U.S. GAAP.

Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.

Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.

Fully taxable-equivalent (“FTE”) basis: Total net revenue for each of the business segments and the Firm is presented on a fully taxable-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.

Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.

U.S. GAAP: Accounting principles generally accepted in the United States of America.

Value-at-risk (“VaR”): A statistical risk measure used to estimate the potential loss from adverse market movements in a normal market environment based on recent historical market behavior. For additional information, see Value-at-risk on page 158 of JPMorgan Chase’s 2011 Annual Report and page 96 of JPMorgan Chase’s Form 10-Q for the quarterly period ended June 30, 2012.

Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC. For additional information, see Glossary of Terms on page 311 of JPMorgan Chase’s 2011 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

INVESTMENT BANK (“IB”)

IB’s revenue comprises the following:

Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.

Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

Equity markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

Credit portfolio revenue includes net interest income, fees and loan sales activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

RETAIL FINANCIAL SERVICES (“RFS”)

Description of selected business metrics within Consumer & Business Banking:

Client investment managed accounts – Assets actively managed by Chase Wealth Management on behalf of clients. The percentage of managed accounts is calculated by dividing managed account assets by total client investment assets.

Active mobile customers – Retail banking users of all mobile platforms, which include: SMS text, Mobile Browser, iPhone, iPad and Android, who have been active in the past 90 days.

Client advisors – Investment product specialists, including Private Client Advisors, Financial Advisors, Financial Advisor Associates, Senior Financial Advisors, Independent Financial Advisors and Financial Advisor Associate trainees, who advise clients on investment options, including annuities, mutual funds, stock trading services, etc., sold by the Firm or by third-party vendors through retail branches, Chase Private Client branches and other channels.

Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

Sales specialists – Retail branch office and field personnel, including Business Bankers, Relationship Managers and Loan Officers, who specialize in marketing and sales of various business banking products (i.e., business loans, letters of credit, deposit accounts, Chase paymentec, etc.) and mortgage products to existing and new clients.

Deposit margin/deposit spread: Represents net interest income expressed as a percentage of average deposits.

RFS (continued)

Mortgage Production and Servicing revenue comprises the following:

Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.

Net mortgage servicing revenue includes the following components:

a)	Operating revenue comprises:

•	All gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees and other ancillary fees; and

•	Modeled MSR asset amortization (or time decay).

b)	Risk management comprises:

•	Changes in MSR asset fair value due to market-based inputs such as interest rates, as well as updates to assumptions used in the MSR valuation model; and

•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in interest rates to the MSR valuation model.

Mortgage origination channels comprise the following:

Retail – Borrowers who buy or refinance a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.

Wholesale – Third-party mortgage brokers refer loan application packages to the Firm. The Firm then underwrites and funds the loan. Brokers are independent loan originators that specialize in counseling applicants on available home financing options, but do not provide funding for loans. Chase materially eliminated broker-originated loans in 2008, with the exception of a small number of loans guaranteed by the U.S. Department of Agriculture under its Section 502 Guaranteed Loan program that serves low-and-moderate income families in small rural communities.

Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.

Correspondent negotiated transactions (“CNTs”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis (excluding sales of bulk servicing transactions). These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in periods of stable and rising interest rates.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

CARD SERVICES & AUTO (“Card”)

Description of selected business metrics within Card:

Sales volume – Dollar amount of cardmember purchases, net of returns.

Open accounts – Cardmember accounts with charging privileges.

Merchant Services business – A business that processes bank card transactions for merchants.

Bank card volume – Dollar amount of transactions processed for merchants.

Total transactions – Number of transactions and authorizations processed for merchants.

Auto origination volume – Dollar amount of loans and leases originated.

Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and business-to-business payment solutions.

COMMERCIAL BANKING (“CB”)

CB Client Segments:

1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital businesses.

CB (continued)

CB	Revenue:

1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.

2.	Treasury services includes revenue from a broad range of products and services (as defined by Transaction Services and Trade Finance descriptions within TSS line of business metrics) that enable CB clients to manage payments and receipts, as well as invest and manage funds.

3.	Investment banking includes revenue from a range of products providing CB clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through advisory, equity underwriting, and loan syndications. Revenue from Fixed income and Equity market products (as defined by Investment Banking line of business metrics) available to CB clients is also included.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking activity and certain income derived from principal transactions.

Description of selected business metrics within CB:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS

TREASURY & SECURITIES SERVICES (“TSS”)

Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.

Description of a business metric within TSS:

1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	Assets under custody represents activities associated with the safekeeping and servicing of assets on which WSS earns fees.

Description of selected products and services within TSS:

1.	Investor Services includes primarily custody, fund accounting and administration, and securities lending products sold principally to asset managers, insurance companies and public and private investment funds.

2.	Clearance, Collateral Management & Depositary Receipts primarily includes broker-dealer clearing and custody services, including tri-party repo transactions, collateral management products, and depositary bank services for American and global depositary receipt programs.

3.	Transaction Services includes a broad range of products and services that enable clients to manage payments and receipts, as well as invest and manage funds. Products include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, and currency related services.

4.	Trade Finance enables the management of cross-border trade for bank and corporate clients. Products include loans directly tied to goods crossing borders, export/import loans, commercial letters of credit, standby letters of credit, and supply chain finance.

Pre-provision profit ratio represents total net revenue less total noninterest expense divided by total net revenue. This measure reflects TSS’s operating performance before the impact of credit losses, and is another measure used to compare the performance of TSS versus its competitors.

ASSET MANAGEMENT (“AM”)

Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes “committed capital not called,” on which AM earns fees.

Assets under supervision – Represent assets under management, as well as custody, brokerage, administration and deposit accounts.

Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).

Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.

AM’s client segments comprise the following:

Institutional includes comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.

Retail includes worldwide investment management services and retirement planning and administration through third-parties and direct distribution of a full range of investment vehicles.

Private Banking includes investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.